SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

LAS VEGAS SANDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LETTER FROM THE CHAIRMAN

Dear Stockholder:

You are cordially invited to attend the 2008 annual meeting of stockholders of Las Vegas Sands Corp., which will be held on June 5, 2008 at 11:00 a.m., Las Vegas Time, at The Venetian Resort Hotel Casino located at 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

Details regarding admission to the meeting and the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. You may vote in person or by returning your proxy card. Instructions for voting are provided in the enclosed materials.

On behalf of the Board of Directors and the management of Las Vegas Sands Corp., thank you very much for your support.

Yours sincerely,

Sheldon G. Adelson
Chairman of the Board
and Chief Executive Officer

April 29, 2008

NOTICE OF ANNUAL MEETING

to be held on

June 5, 2008

To the Stockholders:

The annual meeting of stockholders of Las Vegas Sands Corp., a Nevada corporation (the “Company”), will be held at The Venetian Resort Hotel Casino located at 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on June 5, 2008, at 11:00 a.m., Las Vegas Time, for the following purposes:

1. To elect three directors to the Board of Directors, each for a three-year term;

2. To consider and act upon the ratification of the selection of our independent registered public accounting firm;

3. To approve the performance-based provisions of the Company’s 2004 Equity Award Plan;

4. To approve the performance-based provisions of the Company’s Executive Cash Incentive Plan; and

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on April 21, 2008 are entitled to notice of and to vote at the meeting. A list of these stockholders will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the Company’s executive offices, located at 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109, for a period of ten days prior to the meeting date. The list will also be available for inspection by any stockholder at the place of the stockholder meeting during the whole time thereof.

By Order of the Board of Directors,

William P. Weidner
President,
Chief Operating Officer
and Secretary

April 29, 2008

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY.
Use of the enclosed envelope requires no postage for mailing in the United States.

PROXY STATEMENT

i

PROXY STATEMENT

PROXY AND VOTING INFORMATION

Our Board of Directors (the “Board”) has provided you with these proxy materials in connection with its solicitation of proxies to be voted at the annual meeting of stockholders. We will hold the annual meeting on Thursday, June 5, 2008 at The Venetian Resort Hotel Casino located at 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109, beginning at 11:00 a.m., Las Vegas Time. Please note that throughout these proxy materials we may refer to Las Vegas Sands Corp. as “the Company,” “we,” “us,” or “our.” We first began mailing this Proxy Statement and accompanying proxy card on or about April 30, 2008.

Who Can Vote

Only stockholders of record of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), as of April 21, 2008, will be entitled to vote at the meeting or any adjournment thereof.

How Many Shares Can Be Voted

The authorized capital stock of the Company presently consists of 1,000,000,000 shares of Common Stock. At the close of business on April 21, 2008, 355,420,946 shares of Common Stock were outstanding and entitled to vote. Each stockholder is entitled to one vote for each share held of record on that date on all matters that may come before the meeting. There is no cumulative voting in the election of directors.

How You Can Vote

You may vote in person by attending the meeting or by completing and returning a proxy by mail. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the meeting. If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), brokerage firms may give a proxy to vote their customer’s stock without customer instructions if (i) they transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials and (iii) the brokerage firm has no knowledge of any contest with respect to the actions to be taken at the stockholders’ meeting and such actions are adequately disclosed to stockholders and do not include authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.

The affirmative vote of a plurality of the votes cast at the meeting will be required for the election of directors. Each other item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted.

Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will have no effect on the outcome of the matters presented for a stockholder vote.

Sheldon G. Adelson, the Chairman of the Board and Chief Executive Officer of our Company, beneficially owned approximately 52.0% of our Common Stock as of the record date and will be entitled to vote his shares at the annual meeting. Dr. Miriam Adelson, Mr. Adelson’s wife, and Irwin Chafetz, a director of our Company, are two of the three trustees of several trusts for the benefit of Mr. Adelson’s family members that collectively beneficially owned approximately 16.9% of our Common Stock as of the record date. Dr. Adelson retains voting control over the shares in these trusts. In addition, Mr. Chafetz is among the three trustees of several trusts for the benefit of Mr. Adelson that collectively beneficially owned approximately 4.8% of our Common Stock as of the record date. Mr. Chafetz shares voting control over the shares in these trusts. Mr. Adelson, Dr. Adelson and Mr. Chafetz have indicated that they will vote the shares of Common Stock over which they exercise voting control in favor of each of the proposals described in this Proxy Statement.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted as our Board recommends, which is:

•	“FOR” the election of each of the nominees for director as set forth under Proposal 1 below;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008 as described in Proposal 2 below;

•	“FOR” the approval of the performance-based provisions in our 2004 Equity Award Plan as described in Proposal 3 below; and

•	“FOR” the approval of the performance-based provisions in our Equity Award Plan as described in Proposal 4 below.

How to Revoke or Change Your Vote

You may revoke or change your proxy at any time before it is exercised in any of three ways:

•	by notifying the Corporate Secretary of the revocation or change in writing;

•	by delivering to the Corporate Secretary a duly executed proxy card bearing a later date; or

•	by voting in person at the annual meeting.

You will not revoke a proxy merely by attending the annual meeting. To revoke or change a proxy, you must take one of the actions described above.

If you hold your shares in a brokerage or other account, you may submit new voting instructions by contacting your broker, bank or nominee.

Any revocation of a proxy, or a new proxy bearing a later date, should be sent to the following address: Corporate Secretary, Las Vegas Sands Corp., 3355 Las Vegas Sands Boulevard South, Las Vegas, Nevada 89109.

Other Matters to be Acted upon at the Meeting

Our Board presently is not aware of any matters other than those specifically stated in the Notice of Annual Meeting, which are to be presented for action at the annual meeting. If any matter other than those described in this Proxy Statement is presented at the annual meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting and Proxy Statement and the Company’s 2007 Annual Report are available on the Investor Information page of our website, www.lasvegassands.com, at
http://phx.corporate-ir.net/phoenix.zhtml?c=185629&p=irol-ReportsAnnual. In the future, instead of receiving copies of the Proxy Statement and annual report in the mail, stockholders may elect to receive an e-mail with a link to these documents on the internet. Receiving your proxy materials online saves the Company the cost of producing and mailing documents to your home or business and gives you an automatic link to the proxy voting site.

Stockholders of Record.  If your shares are registered in your own name, to enroll in the electronic delivery service go directly to our transfer agent’s website at www.amstock.com anytime and follow the instructions.

Beneficial Stockholders.  If your shares are not registered in your name, to enroll in the electronic delivery service check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

Each year in connection with the Company’s annual meeting of stockholders, the Company is required to send to each stockholder of record a Proxy Statement and annual report, and to arrange for a Proxy Statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Company’s Common Stock in multiple accounts, this process results in duplicate mailings of Proxy Statements and annual reports to stockholders who share the same address. To avoid this duplication, unless the Company receives instructions to the contrary from one or more of the stockholders sharing a mailing address, only one Proxy Statement will be sent to each address. Stockholders may, on their own initiative, avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record.  If your shares are registered in your own name and you are interested in consenting to the delivery of a single Proxy Statement or annual report, to enroll in the electronic delivery service go directly to our transfer agent’s website at www.amstock.com anytime and follow the instructions.

Beneficial Stockholders.  If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single Proxy Statement or annual report if there are other Las Vegas Sands Corp. stockholders who share an address with you. If you currently receive more than one Proxy Statement or annual report at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies.  If you consent to the delivery of a single Proxy Statement and annual report but later decide that you would prefer to receive a separate copy of the Proxy Statement or annual report, as applicable, for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional Proxy Statements or annual reports. If you wish to receive a separate copy of the Proxy Statement or annual report for each stockholder sharing your address in the future, you may contact our transfer agent, American Stock Transfer & Trust Company, directly by telephone at 1-800-937-5449 or by visiting its website at www.amstock.com and following the instructions.

Important Notice about Security

All meeting attendees may be asked to present a valid, government-issued photo identification (federal, state or local), such as a driver’s license or passport, and proof of beneficial ownership if you hold your shares through a broker, bank or other nominee before entering the meeting. Attendees may be subject to security inspections. Video and audio recording devices and other electronic devices will not be permitted at the meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of April 18, 2008, as to the beneficial ownership of our Common Stock, in each case, by:

•	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

•	each named executive officer identified under “Executive Compensation and Other Information” below;

•	each of our directors; and

•	all of our executive officers and directors as a group.

	Beneficial Ownership(1)
Name of Beneficial Owner(2)	Shares	Percent (%)

Sheldon G. Adelson(3)(4)(5)(6)(7)	184,910,027	52.0%
Sheldon G. Adelson 2005 Family Trust(4)	167,258,765	47.1
2002 Remainder Trust(5)	54,770,066	15.4
Sheldon G. Adelson 2004 Remainder Trust(6)	5,144,415	1.5
Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust(7)	4,292,989	1.2
William P. Weidner(8)	3,955,578	1.1
Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust(7)	3,868,023	1.1
Sheldon G. Adelson 2007 Three Year LVS Annuity Trust(9)	2,718,637	*
Sheldon G. Adelson 2007 Two Year LVS Annuity Trust(9)	2,246,305	*
Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust(10)	1,937,023	*
Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust(10)	1,937,023	*
Bradley H. Stone(11)	1,182,668	*
Robert G. Goldstein(12)	263,962	*
Robert P. Rozek(13)	25,934	*
Irwin Chafetz(5)(6)(7)(9)(14)	28,700	*
Charles D. Forman(15)	207,727	*
Andrew R. Heyer(16)	6,425	*
George P. Koo	—	*
Michael A. Leven(15)	7,842	*
James L. Purcell(17)	8,799	*
Irwin A. Siegel(18)	7,278	*
Marsico Capital Management, LLC(19)	31,834,659	9.0
All executive officers and the directors of our Company as a group (12 persons)(20)	250,519,421	70.5%

*	Less than 1%.

(1)	A person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of such securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, the sole voting and investment power with respect to the indicated shares of Common Stock.

(2)	The address of each person named in this table is c/o Las Vegas Sands Corp., 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

(3)	This amount includes (a) 100 shares of our Common Stock held by Mr. Adelson, (b) options to purchase 68,882 shares of our Common Stock that are vested and exercisable, (c) 167,258,765 shares of our Common Stock held by the Sheldon G. Adelson 2005 Family Trust over which. Mr. Adelson retains sole dispositive and voting control, (d) 582,280 shares of Common Stock owned by the Dr. Miriam and Sheldon G. Adelson Charitable Trust over which Mr. Adelson retains sole voting and dispositive power, (e) 2,246,305 shares of our Common Stock owned by the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control, (f) 2,718,637 shares of our Common Stock owned by the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control, (g) 3,868,023 shares of our Common Stock owned by the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control, (h) 4,292,989 shares of our Common Stock owned by the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control, (i) 1,937,023 shares of our Common Stock owned by the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control and (j) 1,937,023 shares of our Common Stock owned by the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust over which Mr. Adelson retains sole dispositive control. See footnotes (4), (7) and (9) below. This amount excludes (a) 54,770,066 shares of our Common Stock that Mr. Adelson transferred to the 2002 Remainder Trust and over which he has no beneficial ownership and (b) 5,144,415 shares of our Common Stock held by the Sheldon G. Adelson 2004 Remainder Trust, over which he has no beneficial ownership. See footnotes (5) and (6) below.

(4)	Mr. Adelson beneficially owns 167,258,765 shares of our Common Stock as trustee of the Sheldon G. Adelson 2005 Family Trust. Mr. Adelson retains sole dispositive and voting control over the shares in the trust.

(5)	The 2002 Remainder Trust does not hold any shares of our Common Stock. The establishing instrument of the 2002 Remainder Trust established four separate, legally distinct trusts (the “Separate Trusts”). The Separate Trusts hold the following shares of our Common Stock: the ESBT S Trust (13,692,516 shares), the ESBT Y Trust (13,692,516 shares), the QSST A Trust (13,692,517 shares) and the QSST M Trust (13,692,517 shares). Each of the four Separate Trusts holds approximately 3.85% of the outstanding shares of our Common Stock.

Mr. Adelson’s spouse, Dr. Miriam Adelson, Irwin Chafetz and Timothy Stein, as trustees of the 2002 Remainder Trust and the Separate Trusts, may each be deemed to beneficially own the 54,770,066 shares of our Common Stock collectively held by the Separate Trusts. Dr. Adelson retains sole voting control over all such shares. Dr. Adelson and Messrs. Chafetz and Stein share dispositive control over all such shares. Messrs. Chafetz and Stein disclaim such beneficial ownership and this disclosure shall not be deemed an admission that either Mr. Chafetz or Mr. Stein is a beneficial owner of such shares for any purpose.

(6)	Mr. Adelson’s spouse, Dr. Miriam Adelson, Mr. Chafetz and Mr. Stein, as trustees of the Sheldon G. Adelson 2004 Remainder Trust, may each be deemed to beneficially own the 5,144,415 shares of our Common Stock held by the trust. Dr. Adelson retains sole voting control over the shares in the trust. Dr. Adelson and Messrs. Chafetz and Stein share dispositive control over the shares in the trust. Messrs. Chafetz and Stein disclaim such beneficial ownership and this disclosure shall not be deemed an admission that either Mr. Chafetz or Mr. Stein is a beneficial owner of such shares for any purpose.

(7)	Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust, may each be deemed to beneficially own the 3,868,023 shares of our Common Stock held by the trust. Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust, may each be deemed to beneficially own the 4,292,989 shares of our Common Stock held by the trust. Mr. Adelson retains sole dispositive control over the shares in the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust and the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein share voting control over the shares in the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust and the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein disclaim beneficial ownership and this disclosure shall not be deemed an admission that either Mr. Chafetz or Mr. Stein is a beneficial owner of the shares held by the Sheldon G. Adelson July 2007 Two Year LVS Annuity Trust or the Sheldon G. Adelson July 2007 Three Year LVS Annuity Trust for any purpose.

(8)	This amount includes 44,174 shares of restricted stock (of which 20,272 shares are vested) and options to purchase 108,571 shares of our Common Stock that are vested and exercisable. This amount also includes 3,802,834 shares of our Common Stock that Mr. Weidner transferred to Weidner Holdings, LLC, a sole member limited liability company of which Mr. Weidner is the sole member manager. Weidner Holdings, LLC has pledged 805,007 shares of our Common Stock as security for a loan.

(9)	Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust, may each be deemed to beneficially own the 2,246,305 shares of our Common Stock held by the trust. Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust, may each be deemed to beneficially own the 2,718,637 shares of our Common Stock held by the trust. Mr. Adelson retains sole dispositive control over the shares in the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust and the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein share voting control over the shares in the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust and the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein disclaim beneficial ownership and this disclosure shall not be deemed an admission that either Mr. Chafetz or Mr. Stein is a beneficial owner of the shares held by the Sheldon G. Adelson 2007 Two Year LVS Annuity Trust or the Sheldon G. Adelson 2007 Three Year LVS Annuity Trust for any purpose.

(10)	Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust, may each be deemed to beneficially own the 1,937,023 shares of our Common Stock held by the trust. Messrs. Adelson, Chafetz and Stein, as trustees of the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust, may each be deemed to beneficially own the 1,937,023 shares of our Common Stock held by the trust. Mr. Adelson retains sole dispositive control over the shares in the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust and the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein share voting control over the shares in the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust and the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust. Messrs. Chafetz and Stein disclaim beneficial ownership and this disclosure shall not be deemed an admission that either Mr. Chafetz or Mr. Stein is a beneficial owner of the shares held by the Sheldon G. Adelson April 2008 Two Year LVS Annuity Trust or the Sheldon G. Adelson April 2008 Three Year LVS Annuity Trust for any purpose.

(11)	This amount includes 38,564 shares of restricted stock (of which 17,737 shares are vested) and options to purchase 94,865 shares of our Common Stock that are vested and exercisable. This amount excludes 1,117,087 shares of our Common Stock that Mr. Stone transferred to The Stone Crest Trust and over which he has no voting or dispositive control.

(12)	This amount includes 33,071 shares of restricted stock (of which 15,203 shares are vested) and options to purchase 81,339 shares of our Common Stock that are vested and exercisable. This amount also includes 1,101 shares of our Common Stock that Mr. Goldstein transferred to The Robert and Sheryl Goldstein Trust and 148,451 shares of our Common Stock that Mr. Goldstein transferred to the SC Goldstein Holdings, LLC. Mr. Goldstein may be deemed to have beneficial ownership of all such shares. This amount excludes an aggregate of 540,000 shares of our Common Stock that were transferred to two trusts established for the benefit of Mr. Goldstein’s children over which he has no investment control or voting or dispositive powers

(13)	This amount includes 3,340 shares of restricted stock (of which 547 shares are vested) and options to purchase 22,594 shares of our Common Stock that are vested and exercisable or that will become vested and exercisable within 60 days.

(14)	This amount includes 2,718 shares of restricted stock (all of which are vested or will vest within 60 days) and options to purchase 2,982 shares of our Common Stock that are vested and exercisable.

(15)	This amount includes 2,718 shares of restricted stock (all of which are vested or will vest within 60 days) and options to purchase 5,009 shares of our Common Stock that are vested and exercisable.

(16)	This amount includes 636 shares of restricted stock (all of which are vested or will vest within 60 days) and options to purchase 789 shares of our Common Stock that are vested and exercisable.

(17)	This amount includes 1,890 shares of restricted stock (all of which are vested or will vest within 60 days) and options to purchase 5,009 shares of our Common Stock that are vested and exercisable.

(18)	This amount includes 2,718 shares of restricted stock (all of which are vested or will vest within 60 days) and options to purchase 3,060 shares of our Common Stock that are vested and exercisable.

(19)	Based solely upon the Schedule 13G filed by Marsico Capital Management, LLC on February 14, 2008.

(20)	This amount includes 132,547 shares of restricted stock (of which 67,157 shares are vested or will vest within 60 days) and options to purchase 398,109 shares of our Common Stock that are vested and exercisable or that will become vested and exercisable within 60 days.

BOARD OF DIRECTORS

Our Board currently has nine directors, divided into three classes, designated as Class I, Class II and Class III. Members of each class serve for a three-year term. Stockholders elect one class of directors at each annual meeting. Our directors are expected to attend each annual meeting of stockholders and all of our directors who were members of our Board at that time attended our 2007 annual meeting of stockholders held on June 7, 2007. The term of office of the current Class I directors will expire at the meeting. The term of office for the Class II directors will be subject to renewal in 2009 and the term of office for the Class III directors will be subject to renewal in 2010. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The nominees are all current directors of the Company, and each nominee has indicated that he will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

The nominees for re-election for a three-year term ending in 2011 are as follows:

	First
	Became a
Name (Age), Principal Occupation and Other Directorships	Director	Class

Charles D. Forman (61)	2004	I
Mr. Forman has been a director of the Company since August 2004. He has been a director of Las Vegas Sands, LLC since March 2004. Mr. Forman served as Chairman and Chief Executive Officer of Centric Events Group, LLC, a trade show and conference business from April, 2002 until his retirement upon the sale of the business in 2007. From 2000 to 2002, he served as a director of a private company and participated in various private equity investments. From 1995 to 2000, he held various positions with subsidiaries of Softbank Corporation. During 2000, he was Executive Vice President of International Operations of Key3Media, Inc. From 1998 to 2000, he was Chief Legal Officer of ZD Events Inc., a tradeshow business that included COMDEX, which was the largest tradeshow in the United States in the 1990s. From 1995 to 1998, Mr. Forman was Executive Vice President, Chief Financial and Legal Officer of Softbank Comdex Inc. From 1989 to 1995, Mr. Forman was Vice President and General Counsel of The Interface Group, a tradeshow and convention business that owned and operated COMDEX. Mr. Forman was in private law practice from 1972 to 1988. Mr. Forman is a member of the Board of Trustees of The Dana-Farber Cancer Institute and an Overseer of Beth Israel Deaconess Medical Center.

George P. Koo (69)	2008	I
Dr. Koo has been a director of the Company since April 2008. Dr. Koo is a special advisor to the Chinese Services Group of Deloitte & Touche LLP. From April 1999 until April 2008, Dr. Koo was the Director of the Chinese Services Group of Deloitte & Touche LLP. He is a member of Committee of 100, a national organization of prominent Chinese Americans, the Pacific Council for International Policy and the Beijing-based Overseas Friendship Association and a director of New America Media, a non-profit organization.

Irwin A. Siegel (67)	2005	I
Mr. Siegel has been a director of the Company since February 2005. He was a director of Las Vegas Sands, Inc. from February 2005 until July 2005. Mr. Siegel is a certified public accountant and was a partner (specializing in the hospitality industry) in the international accounting and consulting firm of Deloitte & Touche LLP from 1973 to 2003, when he retired. From 1996 through 1999 Mr. Siegel served as the CEO of the Deloitte operations in the former Soviet Union. Mr. Siegel has been working as a business consultant since 2003. Mr. Siegel has served on the boards of directors of many charitable and civic organizations and is the president of the Weinstein Hospice in Atlanta.

The other members of the Board are as follows:

	First
	Became a
Name (Age), Principal Occupation and Other Directorships	Director	Class

Sheldon G. Adelson (74)	2004	III
Mr. Adelson has been Chairman of the Board, Chief Executive Officer, Treasurer and a director of the Company since August 2004. He has been Chairman of the Board, Chief Executive Officer and a director of Las Vegas Sands, LLC (or its predecessor, Las Vegas Sands, Inc.) since April 1988 when it was formed to own and operate the former Sands Hotel and Casino. Mr. Adelson has extensive experience in the convention, trade show, and tour and travel businesses. Mr. Adelson also has investments in other business enterprises. Mr. Adelson created and developed the COMDEX Trade Shows, including the COMDEX/Fall Trade Show, which was the world’s largest computer show in the 1990s, all of which were sold to Softbank Corporation in April 1995. Mr. Adelson also created and developed The Sands Expo and Convention Center, which he grew into one of the largest convention and trade show destinations in the United States before transferring it to us in July 2004. He has been President and Chairman of Interface Group Holding Company, Inc. since the mid-1970s and Chairman of our affiliate, Interface Group-Massachusetts, LLC and its predecessors, since 1990.

William P. Weidner (63)	2004	II
Mr. Weidner has been the President and Chief Operating Officer and a director of the Company since August 2004. He has been the President and Chief Operating Officer of the Company’s wholly owned operating subsidiary, Las Vegas Sands, LLC (or its predecessor, Las Vegas Sands, Inc.), since December 1995 and a director of Las Vegas Sands, LLC since August 2004. From 1985 to 1995, Mr. Weidner was President and Chief Operating Officer and served on the board of directors of Pratt Hotel Corporation. From February 1991 to December 1995, Mr. Weidner was also the President of Pratt’s Hollywood Casino-Aurora subsidiary and from June 1992 until December 1995, he served on the board of directors of the Hollywood Casino Corporation. Since September 1993, Mr. Weidner has served on the board of directors of Shorewood Packaging Corporation. Mr. Weidner directed the opening of Hollywood Casino, one of Chicago’s first riverboat casino hotels, New York City’s Maxim’s de Paris (now the Peninsula), and hotels in Orlando and Palm Springs.

Irwin Chafetz (72)	2005	III
Mr. Chafetz has been a director of the Company since March 2005. He was a director of Las Vegas Sands, Inc. from March until July 2005. Mr. Chafetz is a director of The Interface Group, LLC, a Massachusetts limited liability company that controls Interface Group-Massachusetts, LLC, a company that owns and operates Interface Travel, a retail travel agency, and Sunburst Vacations LLC. Mr. Chafetz has been associated with Interface Group-Massachusetts, LLC and its predecessors since 1972. From 1989 to 1995, Mr. Chafetz was a Vice President and director of Interface Group-Nevada, Inc., which owned and operated trade shows, including COMDEX, which at its peak was the largest American trade show with a presence in more than 20 countries, and also owned and operated The Sands Expo and Convention Center, the first privately-owned convention center in the United States. From 1989 to 1995 Mr. Chafetz was also Vice President and a director of Las Vegas Sands, Inc. Mr. Chafetz has served on the boards of directors of many charitable and civic organizations and is a member of the Dean’s Advisory Council at Boston University School of Management and the Board of Trustees at Suffolk University.

	First
	Became a
Name (Age), Principal Occupation and Other Directorships	Director	Class

Andrew R. Heyer (50)	2006	II
Mr. Heyer has been a director of the Company since August 2006. He is the Chief Executive Officer and a Managing Director of Mistral Capital Management, LLC, a private equity fund. From 2000 to 2007 Mr. Heyer was a Managing Partner of Trimaran Capital Partners, L.L.C., a private equity firm and a member of the Investment Committee of Trimaran Advisors, L.L.C., which is the investment advisor to a series of collateralized loan obligation funds. Mr. Heyer was formerly a Vice Chairman of CIBC World Markets Corp. and a Co-Head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Heyer was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Heyer was a Managing Director at Drexel Burnham Lambert Incorporated and, previous to that, he worked at Shearson /American Express. Mr. Heyer currently serves on the boards of directors of The Hain Celestial Group, Inc., Charlie Brown’s Acquisition Corp., El Pollo Loco, Inc., Brite Media Group LLC and Village Voice Media, LLC. Mr. Heyer currently serves as Chairman of the Board of Overseers of the University of Pennsylvania School of Social Policy & Practice and is a Member of the Board of Trustees of the University of Pennsylvania.

Michael A. Leven (70)	2004	II
Mr. Leven has been a director of the Company since August 2004. He was a director of Las Vegas Sands, Inc. from May 2004 until July 2005. Mr. Leven is the Vice Chairman of the Marcus Foundation, Inc., a non-profit foundation. Until December 2006, Mr. Leven was the Chairman, Chief Executive Officer and President of U.S. Franchise Systems, Inc., which franchises the Microtel Inns & Suites and Hawthorn Suites brands. Mr. Leven formed U.S. Franchise Systems, Inc. in 1995. From 1990 to 1995, Mr. Leven was President and Chief Operating Officer of Holiday Inns Worldwide. From 1985 to 1990, he was President of Days Inn of America. Mr. Leven serves as a director of Hersha Hospitality Trust. Mr. Leven serves on many other non-profit boards.

James L. Purcell (78)	2004	III
Mr. Purcell has been a director of the Company since July 2004. He was a director of Las Vegas Sands, Inc. from June 2004 until July 2005. Mr. Purcell was a partner at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP from January 1964 through December 1999. Mr. Purcell has practiced law in Boca Raton, Florida, since his retirement from Paul, Weiss, Rifkind, Wharton & Garrison LLP. Mr. Purcell is a Director Emeritus of King’s College.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board

NYSE Listing Standards.  Certain provisions of the corporate governance rules of the NYSE are not applicable to “controlled companies.” “Controlled companies” under those rules are companies of which more than 50 percent of the voting power is held by an individual, a group or another company. The Company currently is a “controlled company” under this definition by virtue of the ownership by Mr. Adelson of more than 50 percent of the voting power of the Common Stock and his ability to elect the entire Board. Accordingly, the Company has chosen to take advantage of certain of the exemptions provided in the NYSE’s rules. Specifically, the Company is not required to have a majority of independent directors or a nominating and governance committee or a compensation committee composed entirely of independent directors.

Independent Directors.  As a “controlled company” we are not required to have a majority of independent directors on our Board pursuant to the rules of the NYSE. However, the Board has determined that five of the nine members of the Board currently satisfy the criteria for independence under applicable rules promulgated under the Securities Exchange Act of 1934, as amended, and the NYSE corporate governance rules, namely Messrs. Heyer, Koo, Leven, Purcell and Siegel. In making its determination, the Board reviewed all the relevant facts and circumstances, the standards set forth in our Corporate Governance Guidelines, the NYSE rules and other applicable laws and regulations.

Two of our directors, Messrs. Chafetz and Forman, have business and personal relationships with our controlling stockholder, Mr. Adelson. Mr. Chafetz was a stockholder, vice president and director of the entity that owned and operated the COMDEX trade show and The Sands Expo and Convention Center, which were created and developed by Mr. Adelson. Mr. Forman was Vice President and General Counsel of this entity. Mr. Chafetz is also a director and a 14.7% shareholder of entities that control Interface Travel and Sunburst Vacations, and that are controlled by Mr. Adelson. Mr. Chafetz also is a trustee of several trusts for the benefit of Mr. Adelson and his family that beneficially own shares of our Common Stock. For additional information, see “Proxy and Voting Information — How You Can Vote” and “Principal Stockholders” above. These relationships with Mr. Adelson also include making joint investments and other significant financial dealings. As a result, Messrs. Adelson, Chafetz and Forman may have their financial interests aligned and therefore, the Board does not consider Messrs. Chafetz and Forman to be independent directors.

Board Meetings.  The Board held 12 meetings and acted by written consent one time during 2007. The work of the Company’s directors is performed not only at meetings of the Board and its committees, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others. During 2007, all directors attended at least 75% of the aggregate of all meetings of the Board and committees on which they served.

Committees

Standing Committees.  Our Board has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and governance committee (the “Nominating and Governance Committee”).

Audit Committee.  The Audit Committee operates under a written charter. The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our audit function and independent registered public accounting firm and our compliance with legal and regulatory requirements. Among other things, our Audit Committee selects our independent registered public accounting firm and reviews with such firm the plan, scope and results of such audit, and the fees for the services performed. The Audit Committee also reviews with management, the independent registered public accounting firm and internal auditors the adequacy of internal control systems, receives internal audit reports and subsequently reports its findings to the full Board.

The current members of our Audit Committee are Irwin A. Siegel (Chairman), Andrew R. Heyer and James L. Purcell. The Board has determined that Messrs. Siegel, Heyer and Purcell are each independent under applicable

NYSE and federal securities rules and regulations on independence of Audit Committee members. The Board has determined that each of the members of the Audit Committee is “financially literate” and that Mr. Siegel qualifies as an “audit committee financial expert,” as defined in the NYSE’s listing standards and federal securities rules and regulations. The Audit Committee held six meetings and did not act by written consent during 2007.

Compensation Committee.  The Compensation Committee operates under a written charter pursuant to which it has direct responsibility for the compensation of our executive officers. The Compensation Committee has the authority to set salaries, bonuses and other elements of employment and to approve employment agreements for our executive officers. The Compensation Committee also may delegate its authority to the extent permitted by the Board, the Compensation Committee charter, our by-laws, state law and NYSE regulations. In addition, the Compensation Committee has the authority to approve employee benefit plans as well as to administer our 2004 Equity Award Plan. The current members of the Compensation Committee are Charles D. Forman (Chair), Irwin Chafetz, Michael A. Leven, and James L. Purcell. The Compensation Committee held nine meetings and did not act by written consent during 2007. Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to members of senior management in excess of $1 million per year is not deductible by the Company unless the compensation is “performance-based” as described in the applicable regulations. As required by its charter, the Compensation Committee established a Performance Subcommittee to make the required determinations relating to “performance-based” compensation for purposes of Section 162(m). Messrs. Leven (Chair) and Purcell are the members of the Performance Subcommittee and are independent directors under Section 162(m). The Performance Subcommittee met as part of each Compensation Committee meeting and also acted five times by written consent during 2007. Additional information about the Compensation Committee, its responsibilities and its activities is provided under the caption “Compensation Discussion and Analysis.”

Nominating and Governance Committee.  The Nominating and Governance Committee operates under a written charter and has the authority to, among other things, review and make recommendations regarding the composition of the Board and its committees; develop and implement policies and procedures for the selection of Board members; identify individuals qualified to become Board members and select, or recommend that the Board select, director nominees; assess, develop and make recommendations to the Board with respect to Board effectiveness and related corporate governance matters, including corporate governance guidelines and procedures intended to organize the Board appropriately; and oversee the evaluation of the Board and management. The current members of the Nominating and Governance Committee are Michael A. Leven (Chair), Sheldon G. Adelson and Andrew R. Heyer. The Nominating and Governance Committee held no separate meetings and did not act by written consent during 2007. The activities of the members of the Nominating and Governance Committee were discussed during regularly scheduled Board meetings.

Compensation Committee Interlocks and Insider Participation.  The members of the Compensation Committee in 2007 were Messrs. Forman, Chafetz, Leven and Purcell. Mr. Forman was, from 1989 to 1995, an officer of Interface Group-Massachusetts, LLC and Interface Group-Nevada, Inc., companies controlled by Mr. Adelson (our “principal stockholder”). Mr. Chafetz is a director of The Interface Group, LLC, a Massachusetts limited liability company that controls Interface Group-Massachusetts, LLC, a company that owns and operates Interface Travel and Sunburst Vacations LLC. From 1989 to 1995, Mr. Chafetz was a Vice President and director of Interface Group-Nevada, Inc. and a director and Vice-President of our subsidiary, Las Vegas Sands, Inc. Except as described above, none of the other members of our Compensation Committee is, or has been, an employee or officer of the Company. None of our executive officers serves, or in the past year has served, as a member of the Board or Compensation Committee of any entity that has one or more executive officers who serve on our Board or Compensation Committee.

CORPORATE GOVERNANCE

Commitment to Corporate Governance.  Our Board and management have a strong commitment to effective corporate governance. We have in place a comprehensive corporate governance framework for our operations which, among other things, takes into account the requirements of the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission and the NYSE. The key components of this framework are set forth in our amended and restated articles of incorporation and by-laws and the following additional documents:

•	our Audit Committee Charter;

•	our Compensation Committee Charter;

•	our Nominating and Governance Committee Charter;

•	our Corporate Governance Guidelines;

•	our Code of Business Conduct and Ethics; and

•	our Statement on Reporting Ethical Violations.

Copies of each of these documents are available on our website at www.lasvegassands.com by clicking on “Investor Information,” then “Corporate Governance.” Copies also are available without charge by sending a written request to Investor Relations at the following address: Las Vegas Sands Corp., 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

Corporate Governance Guidelines.  We have adopted Corporate Governance Guidelines for the Company setting forth the general principles governing the conduct of the Company’s business and the role, functions, duties and responsibilities of the Board, including, but not limited to, such matters as composition, membership criteria, orientation and continuing education, retirement, committees, compensation, meeting procedures, annual evaluation and management succession planning.

Code of Business Conduct and Ethics.  We have adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers (including the principal executive officer, principal financial officer and principal accounting officer), employees and agents. The Code of Business Conduct and Ethics establishes policies and procedures that the Board believes promote the highest standards of integrity, compliance with the law and personal accountability. The Company’s Code of Business Conduct and Ethics is provided to all new directors, officers and employees.

Statement on Reporting Ethical Violations.  We have adopted a Statement on Reporting Ethical Violations to facilitate and encourage the reporting of any misconduct at the Company, including violations or potential violations of our Code of Business Conduct and Ethics, and to ensure that those reporting such misconduct will not be subject to harassment, intimidation or other retaliatory action. The Statement on Reporting Ethical Violations is provided to all new directors, officers and employees.

Related Party Transactions.  We have established policies and procedures for the review, approval and/or ratification of related party transactions. Under its charter, the Audit Committee approves all related party transactions required to be disclosed in our public filings and all transactions involving executive officers or directors of the Company that are required to be approved by the Audit Committee under the Company’s Code of Business Conduct and Ethics. Under our procedures, our executive officers and directors provide our corporate counsel’s office with the details of any such proposed transactions. Proposed transactions are then presented to our Audit Committee for review, discussion and approval. The Audit Committee may, in its discretion, request additional information from the director or executive officer involved in the proposed transaction or from management prior to granting approval for a related party transaction.

Nomination of Directors.  The Nominating and Governance Committee proposed to the Board the candidates nominated for election at this annual meeting. The Nominating and Governance Committee, in making its selection of director candidates, considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time.

The Nominating and Governance Committee considers a number of factors in selecting director candidates, including:

•	the ethical standards and integrity of the candidate in personal and professional dealings;

•	the independence of the candidate under legal, regulatory and other applicable standards;

•	the diversity of the existing Board, so that we maintain a body of directors from diverse professional and personal backgrounds;

•	whether the skills and experience of the candidate will complement that of the existing members of the Board;

•	the number of other public company boards of directors on which the candidate serves or intends to serve, with the expectation that the candidate would not serve on the boards of directors of more than three other public companies;

•	the ability and willingness of the candidate to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her Board duties;

•	the ability of the candidate to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company;

•	the willingness of the candidate to be accountable for his or her decisions as a director;

•	the ability of the candidate to provide wise and thoughtful counsel on a broad range of issues;

•	the ability and willingness of the candidate to interact with other directors in a manner that encourages responsible, open, challenging and inspired discussion;

•	whether the candidate has a history of achievements that reflects high standards;

•	the ability and willingness of the candidate to be committed to, and enthusiastic about, his or her performance for the Company as a director, both in absolute terms and relative to his or her peers;

•	whether the candidate possesses the courage to express views openly, even in the face of opposition;

•	the ability and willingness of the candidate to comply with the duties and responsibilities set forth in the Corporate Governance Guidelines and by-laws of the Company;

•	the ability and willingness of the candidate to comply with the duties of care, loyalty and confidentiality applicable to directors of publicly traded corporations organized in our jurisdiction of incorporation;

•	the ability and willingness of the candidate to adhere to the Company’s Code of Business Conduct and Ethics, including, but not limited to, the policies on conflicts of interest expressed therein; and

•	such other attributes of the candidate and external factors as the Board deems appropriate.

The Nominating and Governance Committee has the discretion to weight these factors as it deems appropriate. The importance of these factors may vary from candidate to candidate.

The Nominating and Governance Committee will consider candidates recommended by directors and members of management and may, in its discretion, engage one or more search firms to assist in the recruitment of director candidates. The Nominating and Governance Committee does not have a policy for considering director candidates recommended by security holders and believes that not having such a policy is appropriate in light of our principal stockholder’s majority ownership of the Company’s Common Stock.

Presiding Non-Management Director.  In accordance with applicable rules of the NYSE and the Company’s Corporate Governance Guidelines, the Board meets at least quarterly in executive session without management directors or any members of the Company’s management being present. At each executive session a presiding director chosen by a majority of the directors present at such session presides over the session.

Stockholder Communications with the Board and Audit Committee.  The Board has established a process for stockholders and interested parties to communicate with members of the Board, the Audit Committee, the non-management directors and the presiding non-management director of executive sessions of the Board.

Director Communications

Stockholders and interested parties who wish to contact our Board, the Chairman of the Board, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Las Vegas Sands Corp.
c/o Corporate Secretary
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109

Complaints and concerns relating to our accounting, internal accounting controls or auditing matters should be communicated to the Audit Committee of our Board using the procedures described below. All other stockholder and other communications addressed to our Board will be referred to our presiding non-management director of executive sessions and tracked by the Corporate Secretary. Stockholder and other communications addressed to a particular director will be referred to that director.

Audit Committee Communications

Complaints and concerns relating to our accounting, internal accounting controls, or auditing matters should be communicated to the Audit Committee of our Board, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to the Audit Committee through the Office of the General Counsel by writing to:

Las Vegas Sands Corp.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Office of the General Counsel

All communications will be reviewed under Audit Committee direction and oversight by the Office of the General Counsel, Internal Audit, or such other persons as the Audit Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee. The Office of the General Counsel will prepare a periodic summary report of all such communications for the Audit Committee.

EXECUTIVE OFFICERS

This section contains certain information about our executive officers, including their names and ages (as of the mailing of these proxy materials), positions held and periods during which they have held such positions. There are no arrangements or understandings between our officers and any other person pursuant to which they were selected as officers.

Name	Age	Title

Sheldon G. Adelson	74	Chairman of the Board, Chief Executive Officer and Treasurer
William P. Weidner	63	President and Chief Operating Officer
Bradley H. Stone	53	Executive Vice President
Robert G. Goldstein	52	Senior Vice President
Robert P. Rozek	47	Senior Vice President and Chief Financial Officer

For background information on Messrs. Adelson and Weidner, please see “Board of Directors.”

Bradley H. Stone has been Executive Vice President of our Company since August 2004. He has been Executive Vice President of Las Vegas Sands, LLC (or its predecessor, Las Vegas Sands, Inc.) since December 1995. From June 1984 through December 1995, Mr. Stone was President and Chief Operating Officer of the Sands Hotel in Atlantic City. Mr. Stone also served as an Executive Vice President of the parent Pratt Hotel Corporation from June 1986 through December 1995.

Robert G. Goldstein has been Senior Vice President of our Company since August 2004. He has been Senior Vice President of Las Vegas Sands, LLC (or its predecessor, Las Vegas Sands, Inc.) since December 1995. From 1992 until joining our Company in December 1995, Mr. Goldstein was the Executive Vice President of Marketing at the Sands Hotel in Atlantic City as well as an Executive Vice President of the parent Pratt Hotel Corporation.

Robert P. Rozek has been Senior Vice President and Chief Financial Officer since June 2006. Prior to joining our Company, Mr. Rozek was an executive with Eastman Kodak Company from June 2001 until June 2006, and most recently served as its Director and Vice President of Finance Operations and Vice President, Corporate Finance Group. Prior to joining Eastman Kodak Company, Mr. Rozek was a partner at PricewaterhouseCoopers LLP. Mr. Rozek has resigned from the Company effective May 23, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors to file reports of ownership of our Common Stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings and representations from the Company’s directors and executive officers that no other reports were required, the Company notes that all reports for the year 2007 were filed on a timely basis.

The following discussion and analysis contains statements regarding Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation program is directed by the Compensation Committee of the Board of Directors. The Compensation Committee determines compensation based upon our overall compensation philosophy, which is described below.

Prior to and in anticipation of our initial public offering in 2004, we engaged Pearl Meyer & Partners, a nationally recognized compensation consulting firm, to conduct an analysis and to provide independent insights regarding executive compensation. The members of the Compensation Committee at that time directed Pearl Meyer & Partners to:

•	review competitive total compensation, including base salary, short-term incentives, long-term incentives (including equity incentives), and supplemental benefits for six executive positions (Chairman, President, Executive Vice President, President of the Venetian, Chief Financial Officer and General Counsel);

•	develop, with the Compensation Committee, a total compensation philosophy and strategy, including desired mix of the elements of compensation and objectives for each element of compensation; and

•	design, with the Compensation Committee, the individual program elements, including base salary, annual and other short-term incentives, long-term incentives (and equity ownership) for both senior executives and a broader group of management and employees; and executive benefits, including a supplemental retirement plan and non-qualified deferred compensation.

In addition, prior to our initial public offering, the members of the Compensation Committee at that time undertook a comprehensive review of total compensation of executives among 16 companies in the gaming industry. At that time, the Company viewed the following companies as its closest competitors for executive talent and market position:

•	Caesars Entertainment, Inc.

•	Harrah’s Entertainment, Inc.

•	Mandalay Resort Group

•	MGM Mirage

The following companies also were included in the compensation review:

•	Alliance Gaming Corp.	•	MTR Gaming Group, Inc.
•	Ameristar Casinos, Inc.	•	Penn National Gaming, Inc.
•	Argosy Gaming Co.	•	Pinnacle Entertainment, Inc.
•	Aztar Corporation	•	Riviera Holdings Corp.
•	Boyd Gaming Corporation	•	Station Casinos, Inc.
•	Isle of Capri Casinos, Inc.	•	Trump Hotels & Casino Resorts, Inc.

Following this review, the Compensation Committee developed a compensation philosophy, objectives and structure for total compensation for the executive officers named in the Summary Compensation Table (collectively, the “Executive Officers”). With the assistance of Pearl Meyer & Partners, the Compensation Committee developed a philosophy and structure for Executive Officer total compensation reflecting four primary objectives:

•	Appropriate orientation. The total compensation package should be oriented toward variable and longer term elements (i.e. annual and long-term incentives and equity awards) as opposed to base salary. This mix of compensation elements is consistent with and supports the Company’s business strategy and direction, focusing on long-term growth and expansion globally. In addition, this mix of compensation elements is consistent with gaming industry practice, further enhancing the Company’s ability to attract and retain needed industry talent to support this growth.

•	Competitive package and compensation levels. The total compensation package and levels for Executive Officers should be competitive with the external marketplace. Competitive compensation levels are critical to attracting and retaining key executive talent. Through the compensation review, competitive pay levels were established for the Executive Officers relative to gaming industry peers on a size-adjusted basis. Further, the total compensation package was designed to be scalable so that Executive Officer compensation levels and incentive opportunities will be commensurate with the Company’s growth and reflect its financial performance.

•	Performance-based compensation. A majority of total compensation for Executive Officers should be based on Company results achieved relative to predetermined performance objectives. In addition, compensation opportunities should reflect the Company’s high level of relative performance achieved. We believe Earnings Before Interest, Taxes, Depreciation, Amortization and Rents (“EBITDAR”) has a positive correlation with long-term stock price appreciation. As such, incentive and performance-based equity opportunities for Executive Officers were initially structured to deliver compensation at the level of the 75th percentile of the market, contingent on the Company’s achievement of aggressive EBITDAR-based objectives.

•	Executive interests aligned with those of our stockholders. Equity awards should represent a significant portion of total compensation. Senior executives already hold significant ownership in the Company. Consistent with the Company’s philosophy, equity should represent a significant ongoing portion of compensation for Executive Officers and serves as an important link between management and stockholder interests. Through the Company’s 2004 Equity Award Plan, Executive Officers will receive a balance of stock options and restricted stock, initially targeted to deliver 75th percentile compensation levels if performance objectives are met.

By focusing on the variable, performance-based elements of compensation, the Compensation Committee worked to develop a compensation structure under which a large portion of total compensation for our Executive Officers varies based upon the Company’s financial performance.

The compensation for our Executive Officers is specified in their long-term employment agreements that were entered into in 2004 (2006 in the case of Mr. Rozek), terminate in 2009 and are subject to extensions. Accordingly, the Compensation Committee did not formally benchmark compensation for our Executive Officers in connection with 2007 compensation. The Compensation Committee has not yet determined whether it will use benchmarking or some other method to determine compensation levels for our Executive Officers at such time as their employment agreements are extended or otherwise materially revised.

Elements of Executive Officer Compensation

Employment Agreements

In 2004, in connection with our initial public offering, we entered into employment agreements with Messrs. Adelson, Weidner, Stone and Goldstein, and in 2006 we entered into an employment agreement with Mr. Rozek. The total compensation package for our Executive Officers is included in these employment agreements and reflects our compensation philosophy and objectives. These employment agreements were designed to compensate our Executive Officers for anticipated Company growth by providing for increased compensation opportunities as the Company achieves higher EBITDAR levels. The Compensation Committee developed this structure to enable us to continue to provide our Executive Officers during the terms of their employment agreements with compensation levels that were competitive with those paid to executive officers at companies of comparable size.

As described above, the compensation packages for our Executive Officers were determined with the assistance of Pearl Meyer & Partners and were based on information, benchmarks and other factors in existence at the time we initially entered into the employment agreements with Messrs. Adelson, Weidner, Stone and Goldstein. Mr. Rozek’s compensation package was developed by reference to the compensation paid to the other Executive Officers. The elements of the compensation package (base salary, short-term incentives and long term incentives) were initially structured in 2004 to provide compensation at the level of the 75th percentile of the market of the 16 peer gaming companies described above, contingent upon the Company’s achievement of EBITDAR-based performance goals which are established annually by the Performance Subcommittee in its sole discretion, as further described below. The Performance Subcommittee established the required 2007 EBITDAR-based performance targets. However, because our Executive Officers’ compensation is governed by long-term employment agreements, the Compensation Committee did not specifically analyze the various elements of 2007 compensation or compare the elements of 2007 compensation to benchmark or other information.

The major elements of Executive Officer compensation and details regarding how each component was determined are described below.

Base Salary

Base salary levels for Executive Officers were determined based on the individual experience, responsibilities and tenure of the applicable Executive Officer at the time we entered into the employment agreements in 2004 (2006 in the case of Mr. Rozek), and were assessed relative to market levels. In the gaming industry, market-competitive levels of base salary for senior executive positions often exceed $1 million, and historically Messrs. Adelson, Weidner and Stone have earned base salaries in excess of this amount. However, beginning in 2005, consistent with our compensation philosophy and in order to maximize the tax deductibility of compensation, we limited annual base salaries for our Executive Officers to $1 million. The employment agreements include a performance-based incentive opportunity for those Executive Officers impacted by this limit.

Mr. Rozek’s employment agreement provides that his base salary will increase upon the Company’s attainment of predetermined annual EBITDAR-based targets as set forth in the following table, with additional increases to be determined by the Compensation Committee in its sole discretion.

Base Salary
Cumulatively
Annualized EBITDAR	Increased By:

$700 million	$50,000
$800 million	$100,000
$900 million	$150,000
$1 billion	$200,000

Short-term Incentives

Our Executive Officers are eligible for annual performance-based cash incentives under the Company’s Executive Cash Incentive Plan, which was created to establish a program of annual incentive compensation awards for designated officers and other key executives that is directly related to our performance results.

Executive Officers are eligible for two types of annual performance-based incentive opportunities, a base bonus and an annual bonus. The target base bonus and annual bonus opportunities for each Executive Officer are described in his employment agreement as set forth below.

Base bonus.  Messrs. Adelson, Weidner, Stone and Goldstein are eligible for cash incentive bonuses earned and payable quarterly primarily subject to the Company’s attainment of predetermined EBITDAR-based performance targets. Base bonus payments may range from $0 (if the Company does not achieve the predetermined EBITDAR performance target) to a defined maximum opportunity specific to each Executive Officer.

Under their employment agreements, Messrs. Adelson, Weidner, Stone and Goldstein are entitled to the following cumulative increases in their base bonus opportunities as the Company achieves higher annualized six-month EBITDAR levels. Mr. Rozek’s employment agreement does not provide for a base bonus.

Annualized
EBITDAR	Adelson	Weidner	Stone	Goldstein

$600 million	$180,000	$150,000	$130,000	$80,000
$700 million	$310,000	$270,000	$220,000	$160,000
$800 million	$440,000	$380,000	$310,000	$240,000
$900 million	$570,000	$490,000	$400,000	$320,000
$1 billion	$700,000	$600,000	$490,000	$400,000

Annual bonus.  Under their employment agreements, Messrs. Adelson, Weidner, Stone, Goldstein and Rozek are each eligible to receive annual cash incentive bonuses equal to a percentage of his base salary plus his base bonus. The entire annual bonus payable to Messrs. Adelson, Weidner, Stone and Goldstein is subject to the Company’s achievement of EBITDA-based performance targets. One-half of Mr. Rozek’s annual bonus opportunity is based on the achievement of EBITDAR-based performance targets and the other half is based on his attainment of individual performance criteria that are established annually by the Compensation Committee. The target annual bonus percentages and the maximum annual bonus percentages, respectively, are as follows: Mr. Adelson, 80% and 160%; Mr. Weidner, 75% and 150%; Mr. Stone, 70% and 140%; Mr. Goldstein, 65% and 130% and Mr. Rozek, 60% and 120%.

Annual bonus payments for Messrs. Adelson, Weidner, Stone and Goldstein (and one half of the annual bonus payments for Mr. Rozek) may range from $0 (if the Company does not achieve 80% of the predetermined EBITDAR performance target) to a defined maximum opportunity specific to each Executive Officer (if the Company achieves 110% of the predetermined EBITDAR performance target). Annual bonus payments increase ratably if EBITDAR reaches 80% to 100% of the predetermined EBITDAR target. Annual bonus opportunities are subject to future increases as the Company achieves higher annualized six-month EBITDAR levels, as follows:

Annualized EBITDAR	Adelson	Weidner	Stone	Goldstein	Rozek

$600 million
• target annual bonus percentage	85%	80%	75%	70%	—
• maximum annual bonus percentage	170%	160%	150%	150%	—
$700 million
• target annual bonus percentage	—	—	—	—	65%
• maximum annual bonus percentage	—	—	—	—	130%
$900 million
• target annual bonus percentage	90%	85%	80%	75%	70%
• maximum annual bonus percentage	180%	170%	160%	160%	140%

EBITDAR-based performance targets are established annually by the Performance Subcommittee following consultation with the other members of the Compensation Committee, our Executive Officers and such other members of our management as the Performance Subcommittee deems appropriate. The Performance Subcommittee establishes different EBITDAR-based performance targets for the base bonus and the annual bonus. Each year’s target represents the EBITDAR level that must be achieved in order for our Executive Officers to receive 100% of their target base bonus, if applicable, or their target annual bonus. For 2007, the Performance Subcommittee established an EBITDAR-based performance target of $830 million relating to the base bonus and $1.011 billion relating to the annual bonus. The 2007 performance targets for the base and annual bonuses were based on EBITDAR for all Company properties including The Venetian Resort Hotel Casino, the Sands Macao and the Sands Expo and Convention Center and, from their respective opening dates, The Palazzo Resort Hotel Casino and The Venetian Macao Resort Hotel. In determining the 2007 annual EBITDAR-based targets, the Performance Subcommittee’s goal was to set an aggressive objective based on its review of the annual budget information provided by management and the Board’s discussions with our Executive Officers and management about the assumptions underlying the budget, including the Company’s development plans for the upcoming year. In making its determination, the Performance Subcommittee recognized the inherent difficulty of the task given the Company’s rapid expansion since its initial public offering, the unique nature of many of the Company’s development projects and the Company’s future growth plans. The Performance Subcommittee believed that the achievement of the 2007 performance targets required management to perform at a high level to earn the target bonus payments.

One-half of Mr. Rozek’s annual bonus opportunity is based on his attainment of the following individual performance criteria:

•	no material weaknesses reported in the Company’s 2007 Annual Report on Form 10-K;

•	no unadjusted differences or disagreements with PricewaterhouseCoopers in connection with the Company’s 2007 audit;

•	identification and implementation of technology solutions to better enable the Company’s 2007 Sarbanes-Oxley efforts and/or 2008 annual operating plan process;

•	completion of the Company’s 2008 annual operating plan for initial presentation to the Board at its December 2007 meeting;

•	drive the evolution of the Company’s property level finance organization;

•	co-lead the Company’s 2007 financing activities with the Company’s Senior Vice President, Finance;

•	restructure the tax department to shift the focus from compliance shop to proactive structuring and planning; and

•	implementation of a formal finance management system.

In 2007, the Company achieved 100% of the predetermined EBITDAR-based performance target relating to the base bonus. The Company achieved 86.9% of the predetermined EBITDAR-based performance target relating to the annual bonus. The Company paid Messrs. Adelson, Weidner, Stone and Goldstein 34.7% of their respective target annual bonus awards because their employment agreements tied the payment of the entire annual bonus amount to the Company’s achievement of the EBITDAR performance target. The Company paid Mr. Rozek 92.4% of his target annual bonus award because only one-half of his annual bonus opportunity is based on the achievement of EBITDAR-based performance targets and the other half is based on his attainment of the individual performance criteria described above. For 2007, the Compensation Committee determined that Mr. Rozek’s performance exceeded the standards established in his individual performance criteria. In addition, in February 2008, the Company paid supplemental bonuses to Messrs. Weidner, Stone, Goldstein and Rozek. These payments were made in recognition of their significant contributions to the Company during 2007, including in connection with the openings of The Venetian Macao Resort Hotel and The Palazzo Resort Hotel, and the continuing progress of the Company’s other projects, including the Marina Bay Sands in Singapore and Sands Bethworks in Pennsylvania. The base bonuses, annual bonuses and supplemental bonuses paid to our Executive Officers for 2007 performance are included in the Summary Compensation Table. For more information about base bonus and annual bonus incentive awards, see “Executive Compensation and Other Information — Employment Agreements.”

Long-term Incentives (Equity Awards)

Our Executive Officers are eligible for long-term, equity incentives under the Company’s 2004 Equity Award Plan, which is administered by the Compensation Committee and was created to give us a competitive edge in attracting, retaining and motivating employees and to enable us to provide incentives directly related to increases in our stockholder value.

The equity incentive awards under our Executive Officers’ employment agreements are split into two equal components:

•	Nonqualified stock options. One half of the equity incentive award value is granted in the form of stock options in the year to which the grant relates. The number of stock options is determined based on an estimate of the grant date Black-Scholes value of the award. The stock options vest ratably over four years.

•	Performance-based restricted stock. One half of the equity incentive award value is granted as restricted stock early in the year following the year to which the grant relates, contingent upon attaining the targeted EBITDAR-based goals identified for the annual bonus in the prior year. The Performance Subcommittee establishes the EBITDAR-based performance target level that must be achieved in order for our Executive Officers to receive 100% of their target restricted stock awards. Under the employment agreements, this EBITDAR-based performance target must be substantially similar to the target established for the payment of the annual bonuses. For 2007, the Performance Subcommittee established an EBITDAR-based performance target of $1.011 billion relating to equity incentive awards, determined as described above under “— Short-term Incentives.” The number of shares of restricted stock, if earned, is determined based on the fair market value of our Common Stock on the NYSE on the grant date. The restricted stock grants vest ratably over three years. For the reasons discussed above under “— Short-term Incentives,” the Performance Subcommittee believed that the achievement of the 2007 performance targets required management to perform at a high level to earn the target restricted stock awards.

Each Executive Officer’s employment agreement identifies the targeted total grant value of his equity incentive awards. Under their employment agreements, our Executive Officers are entitled to the following target grant values of their equity incentive awards as the Company achieves higher annualized six-month EBITDAR levels:

Annualized
EBITDAR	Adelson	Weidner	Stone	Goldstein	Rozek

$600 million	$2,650,000	$2,400,000	$2,100,000	$1,800,000	—
$700 million	$2,900,000	$2,650,000	$2,300,000	$2,000,000	$660,000
$800 million	$3,150,000	$2,900,000	$2,500,000	$2,150,000	$720,000
$900 million	$3,400,000	$3,150,000	$2,700,000	$2,300,000	$780,000
$1 billion	$3,650,000	$3,400,000	$2,900,000	$2,500,000	$840,000

In 2007, the Company achieved 86.9% of the predetermined EBITDAR-based performance target relating to the award of restricted stock. The restricted stock awards to our Executive Officers for 2007 performance are included in the discussion relating to the Grants of Plan-Based Awards Table. For more information about equity incentive awards, see “— Executive Compensation Related Policies and Practices — Stock Option and Restricted Stock Grant Practices” and “Executive Compensation and Other Information — Employment Agreements.”

Personal Benefits

Under their employment agreements, Mr. Adelson is entitled to be reimbursed up to $100,000 annually, and Mr. Weidner is entitled to be reimbursed up to $50,000 during the term of his employment, for personal legal and financial planning fees and expenses. Mr. Adelson also is entitled during the term of his employment to the full-time and exclusive use of an automobile and a driver of his choice and security services for himself, his spouse and minor children. For more information, see footnote (4) to the Summary Compensation Table under “Executive Officer Compensation and Other Information.”

Our Executive Officers also participate in a group supplemental medical insurance program available only to certain of our senior officers. Our Executive Officers, as well as certain other employees, are also entitled to use workout facilities at the Canyon Ranch Spa at The Venetian Resort Hotel Casino and to receive dry cleaning services. Our Executive Officers are entitled to receive other employee benefits generally made available to our employees. In addition, on certain occasions, an Executive Officer’s spouse or other immediate family member has accompanied the Executive Officer on flights on aircraft that we own or lease. For more information, see footnote (5)(v) to the Summary Compensation Table under “Executive Officer Compensation and Other Information.”

Change in Control and Termination Payments

The employment agreements with our Executive Officers that we entered into in 2004 (2006 in the case of Mr. Rozek) provide for payments and the continuation of benefits upon certain terminations of employment or if there is a change of control of the Company. These provisions reflect the advice of our compensation consultant, Pearl Meyer & Partners, and are based on negotiations with our Executive Officers. In addition, the employment agreements with our Executive Officers include restrictive covenants relating to future employment. Accordingly, the Compensation Committee believed the post termination payments were necessary in order to enable us to provide a competitive compensation package so that we could retain our executive officers.

The Company’s 2004 Equity Award Plan was established in 2004. The purpose of the plan is to provide a means through which the Company may attract able persons to enter and remain in the employ of the Company. The change of control provisions of the plan were designed in furtherance of this goal.

Further information about benefits under certain change in control and terminations of employment are described below under “Potential Payments Upon Termination or Change in Control.”

Tax and Accounting Considerations Relating to Executive Compensation

Section 162(m) of the Internal Revenue Code

The Compensation Committee’s general policy is that compensation should qualify to be tax deductible to the Company for federal income tax purposes. Under Section 162(m) of the Internal Revenue Code (the “Code”), compensation paid to certain members of senior management in excess of $1 million per year is not deductible unless the compensation is “performance-based” as described in the regulations under Section 162(m). Compensation is generally “performance-based” if it is determined using pre-established objective formulas and criteria approved by stockholders. The compensation awards under our Executive Cash Incentive Plan are designed to be tax deductible to us under either the performance-based compensation exception to Section 162(m) or the transitional rules applicable to us following our initial public offering. The maximum amount payable to a participant under the Executive Cash Incentive Plan in respect of an annual bonus award that is intended to qualify for the performance-based compensation exception to Section 162(m) is $10.0 million.

Our Executive Officers are eligible to receive cash bonuses payable under our Executive Cash Incentive Plan in the amounts determined in accordance with their employment agreements. The document governing the Executive Cash Incentive Plan specifies that the Compensation Committee, in its sole discretion, has full power and authority to administer the plan, including, among other things, the authority to designate an award as one that does not qualify as “performance-based” compensation under Section 162(m) of the Code. Accordingly, the supplemental bonuses paid to our Executive Officers included in the Summary Compensation Table with respect to 2007 performance were not made pursuant to the Executive Cash Incentive Plan. The Performance Subcommittee makes all determinations relating to “performance-based” compensation for purposes of Section 162(m). The Compensation Committee believes that mathematical formulas cannot always anticipate and fairly address every situation that might arise. The Compensation Committee therefore retains the authority to adjust compensation in the case of unexpected, unusual or non-recurring events, even if this results in the payment of non-deductible compensation or to otherwise award or pay non-deductible compensation if the Committee deems it in the best interests of the Company and its stockholders to do so.

In addition, bonus awards granted under the Executive Cash Incentive Plan must specify performance criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified performance criteria. The Compensation Committee may modify performance criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, provided that no such modification may be made that would cause an award to no longer qualify as “performance-based” compensation under Section 162(m).

Our Executive Officers also are eligible to receive equity incentive awards under our 2004 Equity Award Plan. The amounts of the equity incentive awards are specified in the employment agreements. The Board of Directors has appointed the Compensation Committee to administer the 2004 Equity Award Plan. The Performance Subcommittee makes all determinations relating to “performance-based” compensation for purposes of Section 162(m). Under the plan, the Performance Subcommittee may not grant or provide payment in respect of an award intended to qualify as “performance-based” compensation unless the applicable performance goals have been achieved and, under the applicable performance formula, all or some of the performance award has been earned for the performance period.

Sections 280G and 4999 of the Code (“Golden Parachute Payments”)

If any payment to an Executive Officer pursuant to his employment agreement is subject to the excise tax imposed by Section 4999 of the Code, the payments to the Executive Officer that are considered “parachute payments” will be limited to the greatest amount which can be paid under Section 280G without causing any loss of deduction to the Company but only if, by reason of such reduction, the net after tax benefit to the Executive Officer (as defined in his employment agreement) exceeds the net after tax benefit if the reduction were not made.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based compensation under our 2004 Equity Award Plan in accordance with the requirements of Statement of Financial Accounting Standards No. 123R.

Deferred Compensation

The Las Vegas Sands Corp. Deferred Compensation Plan was created to provide benefits to non-employee directors and a select group of management or highly paid employees to be selected by our Compensation Committee. All non-employee directors are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows participating employees to defer payment of their base salary and/or bonus and non-employee directors to defer payment of director fees. There are currently no participants in the Deferred Compensation Plan.

Executive Compensation Related Policies and Practices

Policies Regarding Stock Ownership and Hedging the Economic Risk of Stock Ownership

The Company believes that the number of shares of the Company’s Common Stock owned by each Executive Officer is a personal decision and encourages stock ownership, including through the compensation policies applicable to its Executive Officers. Accordingly the Company has not adopted a policy requiring its Executive Officers to hold a portion of their stock during their employment at the Company.

Under our securities trading policy, our officers, directors and employees are not permitted to purchase our Common Stock on margin, sell our Common Stock short or buy or sell puts, calls or other derivative instruments relating to our Common Stock. Although we discourage speculative hedging transactions, we do permit long-term hedging transactions that are designed to protect an individual’s investment in our Common Stock provided that the hedge is for at least six months in duration and relates to stock or options held by the individual.

Stock Option and Restricted Stock Grant Practices

The employment agreements for our Executive Officers provide that grants of stock options are to be made by March 15 of the year to which the grant relates. On March 30, 2007, the Company granted Messrs. Weidner, Stone, Goldstein and Rozek stock options in respect of 2007 performance. Grants of restricted stock are to be made by March 15 following the year to which the award relates, provided that the performance goals for such prior year have been achieved. On March 29, 2008, the Company granted Messrs. Weidner, Stone, Goldstein and Rozek restricted stock in respect of 2007 performance. Mr. Adelson waived his rights to receive the stock options and restricted stock grants relating to 2007 performance to which he was entitled under his employment agreement.

Grants of stock options and restricted stock under our 2004 Equity Award Plan are approved by the Compensation Committee’s Performance Subcommittee. Each of the members of the Performance Subcommittee is an independent director. All stock option grants to our Executive Officers under their employment agreements are approved on the grant date. The exercise price of all stock options is equal to the fair market value of our Common Stock on the grant date. On February 5, 2007, we amended the definition of fair market value in our 2004 Equity Award Plan to be the closing price of our Common Stock on the NYSE on the grant date. Prior to the amendment, fair market value was defined as the average of the high and low sale prices of our Common Stock on the NYSE on the trading day prior to the grant date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included by reference in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Charles D. Forman, Chair
Irwin Chafetz
Michael A. Leven
James L. Purcell

The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides information regarding compensation for our Chief Executive Officer, Chief Financial Officer and each of our other three highest paid executive officers for the years ended December 31, 2006 and 2007 (collectively, the “Executive Officers”).

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and		Salary	Bonus	Awards(2)	Awards(3)	Compensation(4)	Compensation(5)	Total
Principal Position	Year	($)	($)(1)	($)	($)	($)	($)	($)

Sheldon G. Adelson	2007	$1,000,000	—	—	$293,301	$1,900,543	$242,052	$3,435,896
Chairman of the Board, Chief	2006	$1,000,000	—	—	$293,301	$4,400,000	$151,469	$5,844,770
Executive Officer and Treasurer
William P. Weidner	2007	$1,000,000	$450,000	$660,606	$856,755	$1,475,306	$6,699	$4,449,366
President, Chief Operating	2006	$1,000,000	—	$333,333	$554,260	$3,503,200	$7,018	$5,397,811
Officer and Secretary
Bradley H. Stone	2007	$1,000,000	$350,000	$578,030	$745,914	$978,051	$10,476	$3,662,471
Executive Vice President	2006	$1,000,000	—	$291,667	$484,980	$2,505,000	$17,561	$4,299,208
Robert G. Goldstein	2007	$965,000	$295,000	$495,455	$640,066	$765,943	$12,143	$3,173,607
Senior Vice President	2006	$965,000	—	$250,000	$415,696	$2,144,000	$25,198	$3,799,894
Robert P. Rozek(6)	2007	$650,000	$50,000	$38,800	$346,296	$420,234	$684	$1,506,014
Senior Vice President	2006	$328,604	—	—	$160,008	$440,219	$86,236	$1,015,067
and Chief Financial Officer

(1)	Reflects payments of supplemental bonuses to Messrs. Weidner, Stone, Goldstein and Rozek of $450,000, $350,000, $295,000 and $50,000, respectively, relating to 2007 performance, which were paid in February 2008.

(2)	The amounts in this column are the amounts of compensation cost recognized for financial statement purposes in respect of the fiscal years ended December 31, 2006 and 2007 in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”). In March 2007 and 2008, Mr. Adelson waived his rights to receive the restricted stock grant relating to 2006 and 2007 performance, respectively, to which he was entitled under his employment agreement. Assumptions used in the calculation of these amounts are reflected in Note 12 to the consolidated financial statements for the years ended December 31, 2006 and 2007 included in the Company’s 2006 and 2007 Annual Reports on Form 10-K.

(3)	The amounts in this column are the amounts of compensation cost recognized for financial statement purposes in respect of the fiscal years ended December 31, 2006 and 2007 in accordance with FAS 123R. In January 2006 and March 2007, Mr. Adelson waived his rights to receive the stock option grants relating to 2006 and 2007 performance, respectively, to which he was entitled under his employment agreement. The amount for Mr. Adelson reflects the amount of compensation cost recognized in 2006 and 2007 in connection with the stock option award he received in December 2004 under his employment agreement. Assumptions used in the calculation of these amounts are reflected in Note 12 to the consolidated financial statements for the year ended December 31, 2006 and 2007 included in the Company’s 2006 and 2007 Annual Reports on Form 10-K.

(4)	Reflects base bonus payments to Messrs. Adelson, Weidner, Stone and Goldstein of $1,000,000, $732,000, $402,000 and $278,600, respectively, relating to 2006 performance and $1,210,000, $911,280, $548,080 and $408,344, respectively relating to 2007 performance. Reflects 2006 annual bonus payments to Messrs. Adelson, Weidner, Stone, Goldstein and Rozek of $3,400,000, $2,771,200, $2,103,000, $1,865,400 and $440,219, respectively, based upon the Company’s achievement of 110% of the predetermined EBITDAR-based performance target. Reflects 2007 annual bonus payments to Messrs. Adelson, Weidner, Stone, Goldstein and Rozek of $690,543, $564,026, $429,971, $357,599 and $420,234, respectively, based upon the Company’s achievement of 86.9% of the predetermined EBITDAR-based performance target. The base bonus payments relating to the fourth quarter of 2006 and the annual bonus payments relating to 2006 performance were paid in January 2007. The base bonus payments relating to the fourth quarter of 2007 and the annual bonus payments relating to 2007 performance were paid in February 2008.

(5)	Amounts included in “All Other Compensation” are detailed in the following table.

All Other Compensation

			Life and
		401(k) Plan	Disability	Health Care
Named Executive Officer	Year	($)(i)	Insurance ($)(ii)	Insurance ($)(iii)	Other ($)(iv)(v)	Total ($)

Sheldon G. Adelson(vi)	2007	—	—	$13,278	$228,774	$242,052
	2006	—	—	$13,797	$137,672	$151,469
William P. Weidner	2007	$6,015	$684	—	—	$6,699
	2006	$5,890	$827	$301	—	$7,018
Bradley H. Stone	2007	$6,015	$684	$3,777	—	$10,476
	2006	$5,890	$827	$10,844	—	$17,561
Robert G. Goldstein	2007	$6,015	$684	$5,444	—	$12,143
	2006	$5,890	$827	$18,481	—	$25,198
Robert P. Rozek	2007	—	$684	—	—	$684
	2006	—	$207	—	$86,029	$86,236

(i)	Amounts listed are matching contributions made under The Venetian Casino Resort, LLC 401(k) Plan, which is a tax-qualified defined contribution plan that is generally available to our eligible employees.

(ii)	Amounts imputed as income in connection with our payment in the applicable year of a premium on (a) group term life insurance, the insurance coverage being equal to two times base salary, up to a maximum of $500,000 and (b) short-term disability insurance. A lower amount of group term life insurance is generally available to all salaried employees. Short-term disability insurance is also generally available to all salaried employees.

(iii)	During 2006 and 2007, the Executive Officers participated in a group supplemental medical insurance program available only to certain of our senior officers. The supplemental insurance coverage is in excess of the coverage provided by our group medical plan. The amounts in the table represent premiums, administration fees and claims paid for 2006 and 2007.

(iv)	Consists of reimbursement of (a) professional fees of $100,000 and the costs of an automobile and driver to Mr. Adelson during 2006 and 2007 pursuant to the terms of his employment agreement and (b) moving and other relocation costs to Mr. Rozek during 2006 pursuant to the terms of his employment agreement and the Company’s relocation policy.

(v)	Our Executive Officers, as well as certain other employees, are also entitled to use workout facilities at the Canyon Ranch Spa at The Venetian Resort Hotel Casino and to receive dry cleaning services. In addition, on certain occasions, an Executive Officer’s spouse or other immediate family member has accompanied the Executive Officer on flights on aircraft that we own, lease or provide pursuant to interchange or time sharing arrangements. There is no incremental cost to the Company for either of these benefits.

(vi)	Mr. Adelson reimburses the Company for the portion of the Company’s cost to provide security to Mr. Adelson and his immediate family which the Company has determined to be the personal value to him as opposed to a business expense for the Company. Accordingly, Mr. Adelson did not receive personal compensation for security and no personal compensation related to security is shown in the table. For additional information, see “Certain Transactions — Transactions with Our Principal Stockholder and His Family.”

(6)	Mr. Rozek joined the Company in June 2006.

2007 Grants of Plan-Based Awards

The following table presents information on potential payment opportunities in respect of 2007 performance under our Executive Cash Incentive Plan and equity awards granted during 2007 under our 2004 Equity Award Plan.

					All Other	All Other
					Stock	Option
					Awards:	Awards:		Grant Date
		Estimated Possible Payouts			Number of	Number of	Exercise or	Fair Value of
		Under Non-Equity			Shares of	Securities	Base Price	Stock and
		Incentive Plan Awards(1)			Stock or	Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Units	Options	Awards(2)	Awards(3)
Name	Date	($)	($)	($)	(#)	(#)	($/Sh)	($)

Sheldon G. Adelson
Base bonus		—	$1,080,000	$1,340,000
Annual bonus		—	$2,106,000	$4,212,000
William P. Weidner	3/30/07					41,798	$86.61	$1,450,000
	3/30/07				13,855			$1,199,982
Base bonus		—	$801,280	$1,021,280
Annual bonus		—	$1,718,088	$3,436,176
Bradley H. Stone	3/30/07					36,033	$86.61	$1,250,000
	3/30/07				12,123			$1,049,973
Base bonus		—	$458,080	$638,080
Annual bonus		—	$1,310,464	$2,620,928
Robert G. Goldstein	3/30/07					30,988	$86.61	$1,075,000
	3/30/07				10,391			$899,965
Base bonus		—	$328,344	$488,344
Annual bonus		—	$1,090,008	$2,325,350
Robert P. Rozek(4)	3/30/07					10,377	$86.61	$360,000
	3/30/07				1,642			$142,214
Annual bonus		—	$490,000	$980,000

(1)	The amounts shown in these columns represent a range of potential incentive payment opportunities for 2007 based on certain specified annualized EBITDAR assumptions under the Executive Officers’ employment agreements and our Executive Cash Incentive Plan. Threshold amounts are not included in the table because, in accordance with their employment agreements, Messrs. Adelson, Weidner, Stone and Goldstein do not receive base bonus payments unless the Company achieves the 2007 base bonus EBITDAR performance target. The Executive Officers do not receive annual bonus payments unless the Company achieves at least 80% of the 2007 annual bonus EBITDAR performance target and, in the case of Mr. Rozek, his attainment of individual performance criteria. The target and maximum base bonus and annual bonus opportunities vary based on the Company’s performance in relation to predetermined performance targets. See the discussion below under “— Employment Agreements, “ as well as “Compensation Discussion and Analysis — Elements of Executive Officer Compensation — Short-term Incentives” for more information regarding base bonus and annual bonus incentive awards.

(2)	The 2004 Equity Award Plan was amended in February 2007 to provide that the exercise price of stock options is the closing sale price on the NYSE on the date of grant.

(3)	Calculated based on the aggregate grant date fair value computed in accordance with FAS 123R.

(4)	The estimated maximum possible payout amount also assumes that Mr. Rozek achieves his individual performance goals set forth in his employment agreement. Mr. Rozek’s employment agreement does not provide for base bonus payments.

The March 30, 2007 grants of restricted stock shown in the table above are grants in respect of 2006 performance. On March 29, 2008, the Company granted Messrs. Weidner, Stone, Goldstein and Rozek restricted stock in respect of 2007 performance of 6,840 shares, 5,897 shares, 5,071 shares and 1,698 shares, respectively. Under his employment agreement, Mr. Adelson was entitled to receive a restricted stock grant of 15,298 shares in respect of 2006 performance and a restricted stock grant of 7,430 shares in respect of 2007 performance. Mr. Adelson waived his right to receive both of these restricted stock grants.

The March 30, 2007 grants of stock options shown in the table above are grants in respect of 2007 performance. Under his employment agreement, Mr. Adelson was entitled to receive a grant of 45,502 stock options in respect of 2007 performance. Mr. Adelson waived his right to receive this stock option grant.

Employment Agreements

The Employment Agreements provide for the payment of base salary, cash incentive bonuses and equity incentive awards in amounts that are determined as described below.

Base salary.  The employment agreements for Messrs. Adelson, Weidner, Stone, Goldstein and Rozek provide for annual base salaries of $1,000,000, $1,000,000, $1,000,000, $965,000 and $500,000, respectively. Mr. Rozek’s base salary is subject to future increases as the Company achieves higher annualized six-month EBITDAR levels.

Base bonus.  The employment agreements for Messrs. Adelson, Weidner, Stone and Goldstein provide for target base bonus payments to be earned and payable quarterly, primarily subject to the Company’s attainment of predetermined EBITDAR-based performance targets. Mr. Rozek’s employment agreement does not provide for a base bonus. The target base bonuses for 2005 were $500,000, $300,000, $50,000 and $0, respectively. Commencing with 2006 and for each year during the term of the Executive Officer’s employment, the target annual base bonus increases automatically by at least four percent (4%) of the sum of (x) the Executive Officer’s base salary for the immediately preceding year plus (y) the base bonus paid to the Executive Officer with respect to the immediately preceding year. In addition, as described under “Compensation Discussion and Analysis,” the target annual base bonus opportunity is subject to future increases as the Company achieves higher annualized six-month EBITDAR levels.

Annual bonus.  The employment agreements for our Executive Officers provide for target annual bonus payments contingent on the Company’s achievement of annual performance objectives that are primarily EBITDAR-based. The amount of the annual bonus is equal to a percentage of the sum of (x) the Executive Officer’s base salary for the year plus (y) the base bonus paid to the Executive Officer for the year. Annual bonus payments may range from $0 (if the Company does not achieve 80% of the predetermined EBITDAR performance target) to a defined maximum opportunity specific to each Executive Officer (if the Company achieves 110% of the predetermined EBITDAR performance target). Annual bonus payments increase ratably if EBITDAR reaches 80% to 100% of the predetermined EBITDAR target. The target and maximum annual bonus opportunities as a percentage of base salary and base bonus for our Executive Officers are: Mr. Adelson, 80% and 160%; Mr. Weidner, 75% and 150%; Mr. Stone, 70% and 140%; Mr. Goldstein, 65% and 130%; and Mr. Rozek, 60% and 120%. As described above under “Compensation Discussion and Analysis,” each Executive Officer’s target and maximum annual bonus opportunity as a percentage of base salary and base bonus is subject to future increases as the Company achieves higher annualized six-month EBITDAR levels. The entire annual bonus payable to Messrs. Adelson, Weidner, Stone and Goldstein is subject to the Company’s achievement of the targeted financial performance objectives. One-half of Mr. Rozek’s annual bonus opportunity is based on the achievement of these financial performance objectives and the other half is based on his attainment of individual performance criteria that are established annually by the Compensation Committee.

Equity incentive awards.  Each Executive Officer’s employment agreement identifies the targeted total grant value of his equity incentive awards. The target total grant value of the equity incentive awards for 2005 for Messrs. Adelson, Weidner, Stone and Goldstein were $2,200,000, $2,000,000, $1,750,000 and $1,500,000, respectively. Mr. Rozek joined the Company in 2006. He received a grant of 40,000 stock options for 2006 and his target total grant value for restricted stock awards for 2006 was $250,000. As described above under “Compensation Discussion and Analysis,” the targeted total grant value of each Executive Officer’s equity incentive award is subject to future increases as the Company achieves higher annualized six-month EBITDAR levels.

For additional information about the employment agreements, see “Compensation Discussion and Analysis — Elements of Executive Officer Compensation — Employment Agreements” and “— Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth information concerning stock options and shares of restricted stock held by our Executive Officers at December 31, 2007.

	Option Awards					Stock Awards
	Number of	Number of				Number of		Market Value
	Securities	Securities				Shares or		of Shares or
	Underlying	Underlying		Option		Units of Stock		Units of Stock
	Unexercised	Unexercised		Exercise	Option	That Have		That Have
	Options	Options		Price	Expiration	Not Vested		Not Vested(9)
Name	(#) Exercisable	(#) Unexercisable		($)	Date	(#)		($)

Sheldon G. Adelson	45,921	45,922	(1)	$29.00	12/15/2014

William P. Weidner	41,746	41,746	(1)	$29.00	12/15/2014

	17,751	53,355	(2)	$42.59	1/10/2016

	0	41,798	(3)	$86.61	3/29/2017

						29,507	(5)	$3,040,696
Bradley H. Stone	36,528	36,529	(1)	$29.00	12/15/2014

	15,532	46,598	(2)	$42.59	1/10/2016

	0	36,033	(3)	$86.61	3/29/2017

						25,819	(6)	$2,660,648
Robert G. Goldstein	31,310	31,310	(1)	$29.00	12/15/2014

	13,313	39,941	(2)	$42.59	1/10/2016

	0	30,988	(3)	$86.61	3/29/2017

						22,130	(7)	$2,280,497
Robert P. Rozek	10,000	30,000	(4)	$67.67	6/07/2016

	0	10,377	(3)	$86.61	3/29/2017

						1,642	(8)	$169,208

(1)	The remaining unvested portion of this stock option grant vests in two equal installments on January 1, 2008 and 2009.

(2)	The remaining unvested portion of this stock option grant vests in three equal installments on January 1, 2008, 2009 and 2010.

(3)	The stock option grant vests in four equal installments on January 1, 2008, 2009, 2010 and 2011.

(4)	The remaining unvested portion of this stock option grant vests in three equal installments on June 8, 2008, 2009 and 2010.

(5)	The remaining unvested portion of the restricted stock award as to 15,652 shares vests in two equal installments on January 1, 2008 and 2009. The remaining unvested portion of the restricted stock award as to 13,855 shares vests in three equal installments on January 1, 2008, 2009 and 2010.

(6)	The remaining unvested portion of the restricted stock award as to 13,696 shares vests in two equal installments on January 1, 2009 and 2010. The remaining unvested portion of the restricted stock award as to 12,123 shares vests in three equal installments on January 1, 2008, 2009 and 2010.

(7)	The remaining unvested portion of the restricted stock award vests as to 11,739 shares in two equal installments on January 1, 2008 and 2009. The remaining unvested portion of the restricted stock award as to 10,391 shares in three equal installments on January 1, 2008, 2009 and 2010.

(8)	The restricted stock award vests in three equal installments on January 1, 2008, 2009 and 2010.

(9)	Market value is determined based on the closing price of our Common Stock of $103.05 on December 31, 2007 as reported on the NYSE and equals the closing price multiplied by the number of shares underlying the grants.

Option Exercises and Stock Vested in 2007

The following table sets forth information concerning the exercise of stock options and the vesting of restricted stock awards by the Executive Officers during 2007.

	Option Awards		Stock Awards
	Number of Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized
	Exercise	Exercise	Acquired on Vesting	on Vesting(1)
Name	(#)	($)	(#)	($)

Sheldon G. Adelson	—	—	—	—
William P. Weidner	—	—	7,827	$700,360
Bradley H. Stone	—	—	6,848	$612,759
Robert G. Goldstein	—	—	5,870	$525,248
Robert P. Rozek	—	—	—	—

(1)	Market value on the vesting date of January 1, 2007 is determined based on the closing price of our Common Stock of $89.48 on December 29, 2006 (the last trading date before the vesting date) as reported on the NYSE and equals the closing price multiplied by the number of vested shares.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements for our Executive Officers provide for payments and the continuation of benefits upon certain terminations of employment or if there is a change in control of the Company.

In the event of a termination of employment of an Executive Officers for cause (as defined below) or a voluntary termination by an Executive Officer (other than for good reason (as defined below)), all salary and benefits for the Executive Officer will immediately cease (subject to any requirements of law).

In the event of a termination of employment of an Executive Officer by us without cause or a voluntary termination by an Executive Officer for good reason (as defined below) other than during the two year period following a change in control (as defined below), we will be obligated to pay or provide the Executive Officer with:

•	his salary and base bonus, if applicable, for the remainder of the term of his employment agreement or, if the Executive Officer becomes employed elsewhere, the difference, if any, between 50% of the salary and bonus compensation earned in such other employment and the salary and base bonus, if applicable, payable under his employment agreement with us;

•	a pro rata annual bonus for the year of termination of employment at the time the bonus would normally be paid;

•	full vesting of all unvested options and restricted stock outstanding on the date of termination of employment; and

•	continued health and welfare benefits for the remainder of the term of the employment agreement (or, if earlier, until the Executive Officer receives health and welfare coverage from a subsequent employer).

In the event of a termination of employment of an Executive Officer by us without cause or a termination by an Executive Officer for good reason within the two-year period following a change in control (or in the case of

Mr. Adelson, a voluntary termination at any time during the one-year period following a change in control), we will be obligated to pay or provide the Executive Officer with:

•	a lump sum payment of two times his salary plus, if applicable, base bonus for the year of termination of employment;

•	full vesting of all unvested options and restricted stock awards outstanding on the date of termination of employment;

•	a pro rata annual bonus for the year of termination of employment; and

•	continued health and welfare benefits for two years following termination (or, if earlier, until the Executive Officer receives health and welfare coverage from a subsequent employer).

In the case of a termination of employment of an Executive Officer due to his death or disability (as defined in the applicable employment agreement), the Executive Officer (or his estate) will be entitled to receive:

•	continued payments of salary and, if applicable, base bonus, less any applicable disability short term insurance payments, for a period of twelve months following the date of termination of employment;

•	accelerated vesting of options and restricted stock awards such that all such options and awards that would have vested during the twelve month period following the date of termination will become vested as of the date of termination of employment; and

•	a pro rata annual bonus payable at the time the bonus would normally be paid.

If an Executive Officer terminates his employment on or after the last day of a fiscal year but before the actual grant date of the restricted stock award for that fiscal year, he will be granted a fully vested award for that fiscal year on the date the award would have otherwise been made (and subject to the applicable performance target being achieved) equal to the number of shares he would have been awarded multiplied by the following applicable percentage:

•	0% if the termination was for cause or a voluntary termination (other than for good reason or retirement);

•	33 1/3% if the termination was due to death or disability; and

•	100% if the termination is by us without cause or by the executive for good reason or due to retirement.

All payments under the employment agreements in connection with a termination of employment are subject to the Executive Officer’s agreement to release the Company from all claims relating to his employment and the termination of his employment. In addition, the Executive Officers are subject to covenants restricting their ability to compete with the Company or to hire Company employees for a specified period following termination of employment.

Definitions.  The terms “cause,” “good reason” and “change in control” are defined in the employment agreements as follows:

An executive officer may be terminated by the Company for “cause” if:

•	he is convicted of a felony, misappropriates any material funds or material property of the Company, its subsidiaries or affiliates, commits fraud or embezzlement with respect to the Company, its subsidiaries or affiliates or commits any material act of dishonesty relating to his employment by the Company resulting in direct or indirect personal gain or enrichment at the expense of the Company, its subsidiaries or affiliates;

•	he uses alcohol or drugs that render him materially unable to perform the functions of his job or carry out his duties to the Company and fails to correct his behavior following written notice;

•	he materially breaches his employment agreement and fails to correct the breach following written notice;

•	he commits any act or acts of serious and willful misconduct (including disclosure of confidential information) that is likely to cause a material adverse effect on the business of the Company, its subsidiaries or affiliates; or

•	his gaming license is revoked or suspended by Nevada gaming authorities and the executive officer fails to correct the situation following written notice; provided, that in the event that the revocation or suspension occurs without there having been any fault on the part of the executive, the termination will be treated in the same manner as a termination due to disability instead of for “cause.”

An executive officer may terminate his employment with the Company for “good reason” if:

•	the Company fails to maintain him as an executive officer and, in the case of Mr. Adelson, the Company fails to maintain him as Chairman of the Board of Directors and Chief Executive Officer (unless the Board determines that these positions must be held by someone other than Mr. Adelson due to applicable statutory, regulatory or stock exchange requirements, or if this practice is common among companies of similar size in similar industries to us, and the Board determines that this practice constitutes best practices of corporate governance);

•	the Company reduces his base salary;

•	subject to specified exceptions, the Company reduces his target base bonus (except in the case of Mr. Rozek), target annual bonus or target incentive award opportunity;

•	the Company fails to obtain stockholder approval for the bonus and incentive awards by the earlier of the Company’s 2008 annual meeting of stockholders or the date these awards cease to be exempt from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended; unless the awards have been approved by the Performance Subcommittee of the Compensation Committee;

•	there is a material change in the executive’s duties and responsibilities that would cause his position to have less dignity, importance or scope than intended at the time of the agreement, except for changes resulting from a transaction in which the Company becomes a subsidiary of another company, so long as the executive officer’s duties and responsibilities are not materially changed as they relate solely to the Company;

•	in the case of Mr. Weidner, prior to a change in control (as defined), he is required to report, directly or indirectly, to anyone other than Mr. Adelson or the Board of Directors; or

•	the Company materially breaches the employment agreement.

A “change in control” occurs upon:

•	the acquisition by any individual, entity or group of beneficial ownership of 50% or more (on a fully diluted basis) of either the then outstanding shares of the Company’s common stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a change in control: (I) any acquisition by the Company or any affiliate (as defined), (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate, (III) any acquisition by Mr. Adelson or any related party (as defined) or any group of which Mr. Adelson or a related party is a member, (IV) certain reorganizations, recapitalizations, mergers, consolidations, statutory share exchanges or similar forms of corporate transaction that do not result in a change of ultimate control of more than 50% of the total voting power of the resulting entity or the change in a majority of the board of directors, or (V) in respect of an executive officer, any acquisition by the executive officer or any group of persons including the executive officer (or any entity controlled by the executive officer or any group of persons including the executive officer);

•	the incumbent members of the board of directors on the date that the agreement was approved by the incumbent directors or directors elected by stockholder vote (other than directors elected as the result of an actual or threatened election contest) cease for any reason to constitute at least a majority of the board;

•	the Company’s dissolution or liquidation;

•	the sale, transfer or other disposition of all or substantially all of the Company’s business or assets other than any sale, transfer or disposition to Mr. Adelson or one of his related parties; or

•	the consummation of certain reorganizations, recapitalizations, mergers, consolidations, statutory share exchanges or similar forms of corporate transaction unless, immediately following any such business combination there is no change of ultimate control of more than 50% of the total voting power of the resulting entity or the change in a majority of the board of directors.

2004 Equity Award Plan

In the event of a change in control (as defined above and in the 2004 Equity Award Plan) if our Compensation Committee so determines:

•	all outstanding options and equity (other than performance compensation awards) issued under the 2004 Equity Award Plan shall fully vest; and

•	outstanding awards may be cancelled and the value of the awards paid to the participants in connection with a change in control.

In addition, performance compensation awards shall vest based on the level of attainment of the performance goals as determined by the Compensation Committee.

Potential Payments/Benefits Upon Termination of Employment

The table below sets forth information about the potential payments and benefits our Executive Officers may receive under their employment agreements upon the termination of their employment with the Company.

The table assumes that:

•	the termination of employment occurred on December 31, 2007;

•	the Executive Officer did not become employed by a subsequent employer; and

•	equity awards vest fully upon a change in control.

		Acceleration of
		Restricted	Acceleration	Continued
Name	Cash Payments	Stock(1)	of Options(2)	Health Benefits	Total

Sheldon G. Adelson
-Without Cause/For Good Reason	$4,553,250	$1,575,000	$3,400,524	$20,000	$9,548,774
-Change in Control	$8,372,000	$1,575,000	$3,400,524	$20,000	$13,367,524
-Death/Disability	$2,428,400	$525,000	$1,700,262	—	$4,653,662
William P. Weidner
-Without Cause/For Good Reason	$3,933,246	$4,490,765	$6,998,255	$20,000	$15,442,266
-Change in Control	$7,038,736	$4,490,765	$6,998,255	$20,000	$18,547,756
-Death/Disability	$2,097,731	$1,765,756	$2,790,710	—	$6,654,197
Bradley H. Stone
-Without Cause/For Good Reason	$3,187,506	$3,910,648	$6,114,603	$20,000	$13,232,757
-Change in Control	$5,537,088	$3,910,648	$6,114,603	$20,000	$15,591,339
-Death/Disability	$1,700,003	$1,538,778	$2,439,658	—	$5,678,439
Robert G. Goldstein
-Without Cause/For Good Reason	$2,828,021	$3,355,531	$5,242,751	$20,000	$11,446,303
-Change in Control	$4,766,704	$3,355,531	$5,242,751	$20,000	$13,384,986
-Death/Disability	$1,508,278	$1,320,133	$2,091,548	—	$4,919,959
Robert P. Rozek
-Without Cause/For Good Reason	$1,400,000	$472,805	$1,231,998	$20,000	$3,124,803
-Change in Control	$2,280,000	$472,805	$1,231,998	$20,000	$4,004,803
-Death/Disability	$700,000	$176,403	$396,449	—	$1,272,852

(1)	Reflects the grants of restricted stock for 2007 that are earned and vest pursuant to the applicable employment agreement. Reflects the value of accelerated vesting of restricted stock, based on the closing price of our Common Stock on December 31, 2007 (the last trading day of 2007) of $103.05 per share.

(2)	Reflects the value of accelerated vesting of options equal to the excess of (a) the closing price of our Common Stock on December 31, 2007 (the last trading day of 2007) of $103.05 per share over (b) the applicable exercise price of the options.

DIRECTOR COMPENSATION

Each non-employee director receives an annual cash retainer of $50,000 and an annual grant of restricted stock equal in value to $50,000. The restricted stock is subject to a one year forfeiture period and may not be sold until the director retires from the Board (except to the extent necessary to cover taxes incurred as a result of the vesting of the restricted stock). In addition, each non-employee director receives a one time grant of options upon becoming a non-employee director with an aggregate value of $100,000 on the date of grant (based on the Black-Scholes option valuation model). The stock options vest in five equal installments on each of the first five anniversaries of the date of grant. Both the restricted stock grants and the options are granted to the directors pursuant to our 2004 Equity Award Plan. In 2007, Messrs. Chafetz, Forman, Heyer, Leven, Purcell and Siegel each received 636 shares of restricted stock.

We pay non-employee directors $1,500 for each meeting of the Board that they attend ($750 for telephonic meetings). We pay non-employee directors who are members of the Audit Committee or the Compensation Committee $1,000 for each committee meeting that they attend ($500 for telephonic meetings). We pay an annual retainer of $20,000 to the chairperson of the Audit Committee and an annual retainer of $5,000 to the chairperson of the Compensation Committee. Effective as of January 2008, we will pay an annual retainer of $2,500 to the chairperson of the Nominating and Governance Committee. The cash compensation payments may be deferred by directors into a deferred compensation plan that we have established. Directors are also reimbursed for expenses incurred in connection with their service as directors, including travel expenses for meeting attendance. As a retired partner of Paul, Weiss, Rifkind, Wharton & Garrison LLP, Mr. Purcell is obligated to turn over to his former law firm all consideration he receives as a director of our Company.

Beginning in 2006, the Compensation Committee retained HVS Executive Search for advice on compensation-related matters, including a review of director compensation. The Compensation Committee may, in its discretion, seek the advice of our chief executive officer or any of our other executive officers, in determining or recommending the amount or form of compensation for our outside directors.

In addition, prior to our initial public offering in 2004, the Compensation Committee retained Pearl Meyer & Partners and instructed it to assist us in organizing a board of directors and developing a total compensation package for outside directors that will enable the Company to attract and retain quality board members. This information was presented to the Board to assist it in establishing compensation levels for our directors at that time.

2007 Director Compensation Table

The following table describes the compensation arrangements with our non-employee directors for 2007.

	Fees Earned or Paid
	in Cash	Stock Awards(1)	Option Awards(2)	Total
Name	($)	($)	($)	($)

Irwin Chafetz	$71,000	$50,000	$23,680	$144,680
Charles D. Forman	$72,750	$50,000	$25,021	$147,771
Andrew R. Heyer	$65,000	$25,000	$23,680	$113,680
George P. Koo(3)	—	—	—	—
Michael A. Leven	$69,500	$50,000	$25,021	$144,521
James L. Purcell	$77,000	$50,000	$25,021	$152,021
Irwin A. Siegel	$90,000	$50,000	$23,680	$163,680

(1)	The amounts in this column are the amounts of compensation cost recognized for financial statement purposes during the fiscal year ended December 31, 2007 related to stock awards in accordance with FAS 123R. Assumptions used in the calculation of these amounts are reflected in Note 12 to the consolidated financial statements for the year ended December 31, 2007 included in the Company’s 2007 Annual Report on Form 10-K. During the year ended December 31, 2007, Messrs. Chafetz, Forman, Heyer, Leven, Purcell and Siegel each received shares of restricted stock with a grant date value of $50,000. As of December 31, 2007, Messrs. Chafetz, Forman, Leven and Siegel each held 2,718 shares of restricted stock, Mr. Heyer held 636 shares of restricted stock and Mr. Purcell held 1,890 shares of restricted stock. The restricted stock vests on the first anniversary of the date of grant.

(2)	The amounts in this column are the amounts of compensation cost recognized for financial statement purposes during the fiscal year ended December 31, 2007 related to stock option awards in accordance with FAS 123R. Assumptions used in the calculation of these amounts are reflected in Note 12 to the consolidated financial statements for the year ended December 31, 2007 included in the Company’s 2007 Annual Report on Form 10-K. During the year ended December 31, 2007, Messrs. Chafetz, Forman, Heyer, Leven, Purcell and Siegel each received options to purchase 10,000 shares of our common stock with a per share grant date value of $44.16 and an exercise price per share of $115.39. As of December 31, 2007, Messrs. Chafetz, Forman, Heyer, Leven, Purcell and Siegel held options to acquire 14,970, 18,349, 13,949, 18,349, 18,349 and 15,100 shares of our Common Stock, respectively. The stock options vest in five equal installments on each of the first five anniversaries of the date of grant.

(3)	Dr. Koo was elected to the Board in April 2008. He held no shares of restricted stock or options as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information with respect to our 2004 Equity Award Plan as of December 31, 2007

	Number of		Number of Securities
	Securities to be		Remaining Available for
	Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected in
Plan Category	and Rights	and Rights ($)	Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	6,926,057	$63.85	18,307,565
Equity compensation plans not approved by security holders	—	—	—
Total	6,926,057	$63.85	18,307,565

(1)	Our 2004 Equity Award Plan was approved by our stockholders prior to our initial public offering.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board currently consists of Irwin A. Siegel (Chair), Andrew R. Heyer and James L. Purcell. The Board has determined that Messrs. Siegel, Heyer and Purcell meet the current independence and experience requirements of the NYSE’s listing standards. In addition, the Board has determined that Mr. Siegel qualifies as the audit committee financial expert.

The Audit Committee’s responsibilities are described in a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee is responsible for providing independent, objective oversight of the Company’s financial reporting system. Among its various activities, the Audit Committee reviews:

1.	The adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

2.	The independence and performance of the Company’s independent registered public accounting firm and internal auditors; and

3.	The Company’s compliance with legal and regulatory requirements.

The Audit Committee meets regularly in open sessions with the Company’s management, independent registered public accounting firm and internal auditors to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. In addition, the Audit Committee meets regularly in closed sessions with the Company’s management, independent registered public accounting firm and internal auditors to review the foregoing matters. The Audit Committee selects the Company’s independent registered public accounting firm, and periodically reviews their performance and independence from management.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP, and management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has received and discussed with PricewaterhouseCoopers LLP the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Pursuant to its charter, the Audit Committee performs an annual self-assessment. For 2007, the Audit Committee concluded that, in all material respects, it had fulfilled its responsibilities and satisfied the requirements of its charter and applicable laws and regulations.

Respectfully submitted,

Irwin A. Siegel, Chairman
Andrew R. Heyer
James L. Purcell

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth fees paid or payable to our independent registered public accounting firm in 2006 and 2007 for audit and non-audit services as well as the percentage of these services approved by our Audit Committee:

			% of Services
			Approved by Audit
	2006	2007	Committee

Audit Fees	$2,857,845	$3,189,949	100%
Audit Related Fees	$215,144	$865,258	100%
Tax Fees	$127,384	$1,117,300	100%
All Other Fees	$63,162	$18,610	100%

The category of “Audit Fees” includes fees for our annual audit and quarterly reviews, as well as audit related accounting consultations and work related to equity, debt and other securities offerings.

The category of “Audit Related Fees” includes accounting related consultations, services related to pension and benefit plans, due diligence services related to contemplated investments and acquisitions and other special reports.

The category of “Tax Fees” includes tax consultation and planning fees and tax compliance services.

The category of “All Other Fees” principally includes license fees for an accounting literature research database and a software application to electronically manage internal audit information and working papers.

The 2006 amount for Audit Fees included in the Company’s Proxy Statement, dated April 30, 2007, was increased by $60,399 to reflect the final fees related to the 2006 period.

Pre-Approval Policies and Procedures

Our Audit Committee Charter contains our policies related to pre-approval of services provided by the independent registered public accounting firm. The Audit Committee, or one of its members if such authority is delegated by the Audit Committee, has the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services provided by the independent registered public accounting firm and (b) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Securities Act and, in connection therewith, to approve all fees and other terms of engagement.

The Audit Committee has adopted the following guidelines regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company. For audit services (including audits of the Company’s employee benefit plan), the independent registered public accounting firm will provide the Audit Committee with an engagement letter each year prior to or contemporaneously with commencement of the audit services outlining the scope of the audit services proposed to be performed during the fiscal year. Generally, a separate engagement letter is also provided for each statutory audit for our foreign subsidiaries. If the terms of the engagement letters are agreed to by the Audit Committee, the engagement letters will be formally accepted. For tax services, the independent registered public accounting firm will provide the Audit Committee with a separate scope of the tax services proposed to be performed during the fiscal year and may also provide separate tax engagement letters for special projects for our foreign subsidiaries. If the terms of the tax engagement letters are agreed to by the Audit Committee, the tax engagement letters will be formally accepted. All other non-audit services will require pre-approval from the Board on a case-by-case basis.

If the pre-approval authority is delegated to a member, the pre-approval must be presented to the Audit Committee at its next scheduled meeting.

CERTAIN TRANSACTIONS

Set forth below is a description of certain transactions with our Executive Officers and directors. Under its charter, the Audit Committee approves all related-party transactions required to be disclosed in our public filings and all transactions involving executive officers or directors of the Company that are required to be approved by the Audit Committee under the Company’s Code of Business Conduct and Ethics.

Transactions with Interface Group Holding Company, Inc.

Prior to our acquisition of Interface Group Holding Company, Inc. (“Interface Holding”), it was owned by Mr. Adelson, our principal stockholder. The following are certain transactions that our subsidiary, Las Vegas Sands, Inc. (currently known as Las Vegas Sands, LLC), had entered into with Interface Holding prior to the acquisition of Interface Holding by Las Vegas Sands, Inc. on July 29, 2004.

Cooperation Agreement

Our business plan calls for each of The Venetian Resort Hotel Casino (“The Venetian”), including The Congress Center, The Palazzo Resort Hotel Casino (“The Palazzo”), The Sands Expo and Convention Center (“The Sands Expo Center”), The Grand Canal Shops and The Shoppes at The Palazzo, many of which are separately owned, to be integrally related components of one facility (the “Integrated Resort”). In order to establish terms for the integrated operation of these facilities, Venetian Casino Resort, LLC, Grand Canal Shops II, LLC, Phase II Mall Subsidiary, LLC, Interface Group-Nevada, Inc., the owner of The Sands Expo Center (“Interface Group-Nevada”), and Las Vegas Sands, LLC’s subsidiary, Lido Casino Resort, LLC (the entity which owned The Palazzo, which was merged into Venetian Casino Resort, LLC in March 2007), were parties to the Third Amended and Restated Reciprocal Easement, Use and Operating Agreement, dated as of July 26, 2006, as amended, and in connection with the sale of The Shoppes at The Palazzo to General Growth Properties, Venetian Casino Resort, LLC, Interface Group-Nevada, Grand Canal Shops II, LLC, Phase II Mall Subsidiary, LLC, and Palazzo Condo Tower, LLC entered into the Fourth Amended and Restated Reciprocal Easement, Use and Operating Agreement, dated as of February 29, 2008 (which we refer to collectively as the “cooperation agreement”). The cooperation agreement sets forth agreements regarding, among other things, encroachments, easements, operating standards, maintenance requirements, insurance requirements, casualty and condemnation, joint marketing, and the sharing of some facilities and related costs. No payments were made among affiliates under the cooperation agreement in 2007.

Administrative Services Agreement

Pursuant to an administrative services agreement among Las Vegas Sands, Inc. (now known as Las Vegas Sands, LLC), certain of its subsidiaries and Interface Operations, LLC, an entity that is controlled by our principal stockholder and unaffiliated with us (“Interface”), the parties have agreed to share ratably in the costs of, and under certain circumstances provide to one another, shared services, including legal services, accounting services, insurance administration, benefits administration, travel services and such other services as each party may request of the other. In addition, under this administrative services agreement, the parties have agreed to share ratably the costs of any shared office space. Prior to August 2004, Interface Holding and Interface Group-Nevada also were party to this agreement.

As of November 8, 2004, Las Vegas Sands, Inc. assigned the interests of Interface Holding and Interface Group-Nevada under this administrative services agreement to Interface for no consideration. Prior to the Interface Holding acquisition, Interface Holding and Interface Group-Nevada provided or arranged certain services for Las Vegas Sands, Inc. and its subsidiaries under the administrative services agreement. The services were provided by certain other entities controlled by Mr. Adelson. After Interface Holding and Interface Group-Nevada were acquired by Las Vegas Sands, Inc. and became subsidiaries of Las Vegas Sands, Inc., it was determined that the agreement should be assigned to another company controlled by Mr. Adelson so that the Las Vegas Sands affiliated entities would have a direct claim against the entity providing the services rather than against a subsidiary of Las Vegas Sands, Inc. The assignment did not change any of the terms of the administrative services agreement or what services are being provided.

In addition, under the administrative services agreement, the Company and its subsidiaries paid approximately $6.46 million during 2007 to Interface Group-Massachusetts, LLC, a Massachusetts limited liability company that operates Interface Travel, a travel agency, for travel and travel related services. Interface Group-Massachusetts, LLC is controlled by entities for which our director Irwin Chafetz is a director and a 14.7% shareholder, and which are controlled by our principal stockholder, Mr. Adelson. The payments included primarily the cost of airline tickets, which are paid by Interface Travel to third party air carriers on behalf of the Company and its subsidiaries, and related travel agency commissions and service fees which are retained by Interface Travel. Approximately $165,000 of the total paid by the Company and its subsidiaries was retained as fees and commissions in 2007.

Registration Rights Agreement and Registration Expenses

Messrs. Adelson, Forman, Weidner, Stone, Goldstein and certain other stockholders and employees, former employees and certain trusts that they established have entered into a registration rights agreement with us relating to the shares of Common Stock they hold. Subject to several exceptions, including our right to defer a demand registration under certain circumstances, Mr. Adelson and the trusts he established may require that we register for public resale under the Securities Act all shares of Common Stock they request be registered at any time, subject to certain conditions. Mr. Adelson and the trusts may demand registrations so long as the securities being registered in each registration statement are reasonably expected to produce aggregate proceeds of $20 million or more. Since we became eligible to register the sale of our securities on Form S-3 under the Securities Act, Mr. Adelson and the trusts have the right to require us to register the sale of the Common Stock held by them on Form S-3, subject to offering size and other restrictions.

The other stockholders that are party to this agreement were granted piggyback registration rights on any registration for the account of Mr. Adelson or the trusts that he established, subject to cutbacks if the registration requested by the Adelson entities is in the form of a firm commitment underwritten offering and if the underwriters of the offering determine that the number of securities to be offered would jeopardize the success of the offering.

In addition, the stockholders and employees that are party to this agreement and the trusts have been granted piggyback rights on any registration for our account or the account of another stockholder, subject to cutbacks if the underwriters in an underwritten offering determine that the number of securities offered in a piggyback registration would jeopardize the success of the offering.

Tax Indemnification

In connection with our 2004 initial public offering, Las Vegas Sands, Inc. (now known as Las Vegas Sands, LLC) and certain other parties entered into an indemnification agreement pursuant to which it agreed to:

•	indemnify those of our stockholders who were stockholders of Las Vegas Sands, Inc. prior to the 2004 initial public offering against certain tax liabilities incurred by these stockholders as a result of adjustments (pursuant to a determination by, or a settlement with, a taxing authority or court, or pursuant to the filing of an amended tax return) to the taxable income of Las Vegas Sands, Inc. with respect to taxable periods during which Las Vegas Sands, Inc. was a subchapter S corporation for income tax purposes; and

•	indemnify Mr. Adelson against certain tax liabilities incurred by Mr. Adelson as a result of adjustments (pursuant to a determination by, or a settlement with, a taxing authority or court, or pursuant to the filing of an amended tax return) to the taxable income of Interface Holding with respect to taxable periods during which Interface Holding was a subchapter S corporation for income tax purposes.

No payments were made under this agreement during 2007.

Transactions Relating to Aircraft

Aviation and Related Personnel

Interface Employee Leasing, LLC (now known as Sands Aviation, LLC (“Sands Aviation”)), a wholly owned subsidiary of the Company, is engaged primarily in the business of providing aviation personnel, including pilots, aircraft mechanics and flight attendants, and administrative personnel, to the Company and to Interface. Sands Aviation charges a fee to each of the Company and Interface for their respective use of these personnel. The fees charged by Sands Aviation are based upon its actual costs of employing or retaining these personnel, which are then allocated between the Company and Interface. The method of allocating these costs varies depending upon the nature of the service provided. For example, pilot services are allocated based upon the actual time spent operating aircraft for the Company and for Interface, respectively. The services of Sands Aviation’s aircraft mechanics are allocated based on the number and manufacturer of aircraft serviced and administrative personnel are allocated based upon the number of aircraft maintained by the Company and Interface, respectively. During 2007, Sands Aviation charged Interface $4,933,331 for its use of Sands Aviation’s aviation and related personnel and other overhead costs.

Interchange Agreement and Time Sharing Agreements

On June 18, 2004, Las Vegas Sands, Inc. (now known as Las Vegas Sands, LLC) entered into an aircraft time sharing agreement with Interface, which is controlled by our principal stockholder. The agreement provides for our use on a time sharing basis of a Boeing Business Jet owned by an entity controlled by our principal stockholder. The agreement initially had a term ending on December 31, 2005, but has been automatically extended for subsequent one year terms as neither party to the agreement has given notice of non-renewal. Either party may terminate the agreement on thirty days’ notice so long as the party is not in default of the agreement. In addition, the agreement automatically terminates upon the termination of the lease between the owner of the aircraft and Interface. For use of the aircraft, Las Vegas Sands, LLC has agreed to pay Interface fees of up to (1) twice the cost of the fuel, oil and other additives used, (2) all fees, including fees for landing, parking, hangar, tie-down, handling, customs, use of airways and permission for overflight, (3) all expenses for catering and in-flight entertainment materials, (4) all expenses for flight planning and weather contract services, (5) all travel expenses for pilots, flight attendants and other flight support personnel, including food, lodging and ground transportation, and (6) all communications charges, including in-flight telephone, in each of clauses (1) through (6) above, only during use of the aircraft by Las Vegas Sands, LLC. In addition, Las Vegas Sands, LLC will also be responsible for all passenger ground transportation and accommodation in connection with the use of the aircraft. Las Vegas Sands, LLC was obligated to pay $614,478 to Interface in 2007.

During 2005, the Company entered in to an aircraft interchange agreement and an aircraft time sharing agreement (the “Time Sharing Agreement”) with Interface. The agreements were effective as of January 1, 2005. In May 2007, the Company and Interface amended the aircraft interchange agreement (as amended, the “Interchange Agreement”) and entered into another aircraft time sharing agreement (the “767 Time Sharing Agreement”).

Under the terms of the Interchange Agreement, the Company has agreed to provide the use of two of its Gulfstream G-IV aircraft (the “G-IV Aircraft”) to Interface in exchange for equal flight time by the Company’s executive officers and customers on a Gulfstream III aircraft (the “G-III Aircraft”) or a Boeing 767 (the “767 Aircraft”) provided by Interface. The G-III Aircraft and the 767 Aircraft are provided to the Company by Interface, and the two G-IV Aircraft are provided to Interface by the Company on an “as-available” basis. At all times, the Company retains the crew for, and has operational control of, the G-IV Aircraft, and Interface retains the crew for, and has operational control of, the G-III Aircraft and the 767 Aircraft. For 2007, Interface was obligated to pay the Company $265,716 under the Interchange Agreement.

There are no monetary charges for use of an aircraft under the Interchange Agreement; however, to the extent that one party incurs during any month a greater amount of “flight specific expenses” in providing its aircraft to the other party, the other party is obligated to pay the differential in costs within 30 days after its receipt of a statement from the party that incurred the costs. The “flight specific expenses” include ferry or positioning costs, all fees (including fees for landing, parking, hangar tie-down, handling, customs, use of airways and permission for overflights), expenses for flight planning and weather contract services, catering and in-flight entertainment expenses, and travel expenses for the pilots, flight attendants and other flight support personnel.

Under the terms of the Time Sharing Agreement, the Company is entitled to the use, on a time sharing basis, of the G-III Aircraft provided by Interface. The Time Sharing Agreement is intended to be used by parties if and when the Company’s use of the G-III Aircraft exceeds the anticipated use by Interface of the Company’s G-IV Aircraft (in other words, there is not an equal exchange of flight time between the parties under the Interchange Agreement and the Company has further need for the G-III Aircraft). At all times, Interface retains the crew for, and has operational control of, the G-III Aircraft.

Under the terms of the 767 Time Sharing Agreement, the Company is entitled to the use, on a time sharing basis, of the 767 Aircraft provided by Interface. The 767 Time Sharing Agreement is intended to be used by parties if and when the Company’s use of the 767 Aircraft exceeds the anticipated use by Interface of the Company’s G-IV Aircraft (in other words, there is not an equal exchange of flight time between the parties under the Interchange Agreement and the Company has further need for the 767 Aircraft). At all times, Interface retains the crew for, and has operational control of, the 767 Aircraft.

For its use of the G-III Aircraft and the 767 Aircraft under the Time Sharing Agreement and the 767 Time Sharing Agreement, respectively, the Company is obligated to pay Interface an amount up to two times the cost of fuel and other lubricants used on the Company’s flights, plus specific flight-related expenses incurred in connection with the Company’s flights, including travel expenses of the crew, hangar and tie-down costs while the G-III Aircraft or the 767 Aircraft is away from Las Vegas, Nevada, landing fees, customs fees, catering and in-flight entertainment expenses, communications charges, passenger ground transportation, and flight planning and weather services. Las Vegas Sands, LLC paid $0 to Interface in 2007 relating to the Time Sharing Agreement and $1,089,975 to Interface in 2007 relating to the 767 Time Sharing Agreement.

The Interchange Agreement, as amended, and the 767 Time Sharing Agreement had initial terms ending on May 23, 2007. The Time Sharing Agreement had an initial term ending on December 31, 2006. The terms of each agreement are automatically extended by one year if neither party to the agreement has given notice of non-renewal. Either party may terminate each agreement on 30 days’ notice, so long as the party giving the notice is not in default of the agreement.

In addition, the Company owed Interface $249,208 for 2007 in connection with the use of other aircraft.

Purchase of Restaurant

During 2003, Las Vegas Sands, Inc. purchased the lease interest and assets of Carnevale Coffee Bar LLC, which operated a coffee bar in The Venetian, for $3.1 million, of which $625,000 was payable during 2003 and $250,000 is payable annually over ten years, beginning in September 2003. Half of the purchase price is payable to a family trust of our principal stockholder that owned a 50% interest in Carnevale Coffee Bar LLC.

Other Transactions with our Principal Stockholder and His Family

We have employed Dr. Miriam Adelson, our principal stockholder’s wife, as the Director of Community Involvement since August 1990 where, in conjunction with our Government Relations Department, she oversees and facilitates our partnerships with key community groups and other charitable organizations. We paid her $50,400 in 2007.

During 2007, we employed one of our principal stockholder’s stepdaughters as the special assistant to the Company’s Chairman and Chief Executive Officer. We paid her approximately $98,100 during 2007.

Based on the advice of an independent security consultant, we provide security coverage for our principal stockholder, his spouse and minor children. The principal stockholder voluntarily reimburses the Company for a portion of the cost of security coverage which the Company has determined to be non-business related ($807,692 in the aggregate in 2007).

We purchase amenities used by hotel guests from Deluxe Hotels Supply, LLC, an approved Venetian vendor. Deluxe Hotels Supply is owned by our principal stockholder’s brother, Leonard Adelson. We purchased approximately $1.0 million of products from Deluxe Hotels Supply during 2007. Management believes that the terms and conditions of the purchases are no less favorable than those negotiated with independent third parties.

Our principal stockholder purchased approximately $425,000 of banquet room, catering, lodging and other goods and services from our properties in the ordinary course during 2007.

Property and Casualty Insurance

The Company and entities controlled by the Company’s principal stockholder which are not subsidiaries of the Company (the “Stockholder Controlled Entities”) purchase property and casualty insurance separately. The Company and the Stockholder Controlled Entities bid for and purchase aviation related coverages together. The Company and the Stockholder Controlled Entities are separately invoiced for, and pay for, aviation related insurance and allocate the aviation insurance costs not related to particular aircraft among themselves in accordance with the other allocations of aviation costs discussed above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

One of the purposes of the meeting is to elect three Class I directors. The three nominees are Charles D. Forman, George P. Koo and Irwin A. Siegel.

In the event any of the nominees should be unavailable to serve as Director, which is not presently anticipated, it is the intention of the persons named in the proxies to select and cast their votes for the election of such other person or persons as the Board of Directors may designate.

Nominee Information

Charles D. Forman  Mr. Forman has been a director of the Company since August 2004. He has been a director of Las Vegas Sands, LLC since March 2004. Mr. Forman served as Chairman and Chief Executive Officer of Centric Events Group, LLC, a trade show and conference business from April, 2002 until his retirement upon the sale of the business in 2007. From 2000 to 2002, he served as a director of a private company and participated in various private equity investments. From 1995 to 2000, he held various positions with subsidiaries of Softbank Corporation. During 2000, he was Executive Vice President of International Operations of Key3Media, Inc. From 1998 to 2000, he was Chief Legal Officer of ZD Events Inc., a tradeshow business that included COMDEX, which was the largest tradeshow in the United States in the 1990s. From 1995 to 1998, Mr. Forman was Executive Vice President, Chief Financial and Legal Officer of Softbank Comdex Inc. From 1989 to 1995, Mr. Forman was Vice President and General Counsel of The Interface Group, a tradeshow and convention business that owned and operated COMDEX. Mr. Forman was in private law practice from 1972 to 1988. Mr. Forman is a member of the Board of Trustees of The Dana-Farber Cancer Institute and an Overseer of Beth Israel Deaconess Medical Center.

George P. Koo.  Dr. Koo has been a director of the Company since April 2008. Dr. Koo is a special advisor to the Chinese Services Group of Deloitte & Touche LLP. From April 1999 until April 2008, Dr. Koo was the Director of the Chinese Services Group of Deloitte & Touche LLP. He is a member of Committee of 100, a national organization of prominent Chinese Americans, the Pacific Council for International Policy and the Beijing-based Overseas Friendship Association and a director of New America Media, a non-profit organization.

Irwin A. Siegel.  Mr. Siegel has been a director of the Company since February 2005. He was a director of Las Vegas Sands, Inc. from February 2005 until July 2005. Mr. Siegel is a certified public accountant and was a partner (specializing in the hospitality industry) in the international accounting and consulting firm of Deloitte & Touche LLP from 1973 to 2003, when he retired. From 1996 through 1999 Mr. Siegel served as the CEO of the Deloitte operations in the former Soviet Union. Mr. Siegel has been working as a business consultant since 2003. Mr. Siegel has served on the boards of directors of many charitable and civic organizations and is the president of the Weinstein Hospice in Atlanta.

The Board of Directors recommends a vote FOR the election of the nominees listed above.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted in accordance with our Board’s recommendation.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company is scheduled to meet prior to the stockholders’ meeting to select, subject to ratification by the stockholders, the independent registered public accounting firm to audit the consolidated financial statements of the Company during the year ended December 31, 2008. It is anticipated the Audit Committee will select the firm of PricewaterhouseCoopers LLP.

A representative of PricewaterhouseCoopers LLP will be present at the stockholders’ meeting with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the year ended December 31, 2008.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted in accordance with our Board’s recommendation.

PROPOSAL NO. 3.

APPROVAL OF THE PERFORMANCE-BASED
PROVISIONS OF THE 2004 EQUITY AWARD PLAN

At the stockholders’ meeting, you are being asked to approve the applicable performance goals and other performance-based provisions of the Las Vegas Sands Corp. 2004 Equity Award Plan (the “2004 Plan”) to ensure that awards made under the 2004 Plan based on the performance criteria set forth in the 2004 Plan will be deductible by the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and guidance promulgated thereunder (collectively, “Section 162(m)”), generally do not allow a publicly held company to obtain tax deductions for compensation of more than $1.0 million paid in any year to its chief executive officer, or any of its other three most highly compensated executive officers (other than its chief financial officer) (the “Section 162(m) executive officers”), unless these payments are “performance-based” in accordance with conditions specified under Section 162(m). One of those conditions requires the Company to obtain stockholder approval of each performance criterion that a committee of outside directors may use in granting an award under the 2004 Plan that is intended to satisfy the requirements of Section 162(m). In addition, if the committee has the authority to change the targets under a performance goal after stockholder approval of the goal, the material terms of the performance goals must be disclosed and reapproved by stockholders no later than five years after the stockholder approval was first received. Our Compensation Committee, which administers the 2004 Plan, has the authority to change the targets with respect to awards granted under the 2004 Plan.

Since the date of our initial public offering in December 2004, we have not been subject to the provisions of Section 162(m) because of a transitional relief exception under Section 162(m) that applies to newly public companies. However, this transitional relief expires on the date of the 2008 annual meeting of stockholders. If this proposal is approved, and if the applicable performance goals are satisfied, this proposal would enable the Company to continue to issue awards under the 2004 Plan to its Section 162(m) executive officers and to obtain tax deductions with respect to these awards, without regard to the limitations of Section 162(m). If this proposal is not approved by stockholders, compensation attributable to grants of awards under the 2004 Plan to our Section 162(m) executive officers may not be tax deductible by us. Therefore, the Compensation Committee and the Board of Directors recommend that the stockholders approve in their entirety the material terms of the performance goals applicable to awards granted under the 2004 Plan that are intended to satisfy the requirements of Section 162(m) as described below. The Compensation Committee reserves the right to issue awards under the 2004 Plan to our Section 162(m) executive officers that are not tax deductible under Section 162(m).

Summary of the Las Vegas Sands Corp. 2004 Equity Award Plan

The following description of the 2004 Plan is a summary of certain provisions of the 2004 Plan and is qualified in its entirety by the text of the 2004 Plan, a copy of which is attached as Appendix B, and should be read in conjunction with the following summary.

Purpose.  The purpose of our 2004 Plan is to give us a competitive edge in attracting, retaining and motivating employees, directors and consultants and to provide us with a stock plan providing incentives directly related to increases in our stockholder value.

Administration.  Our Compensation Committee administers our 2004 Plan. Except in the case of awards to non-employee directors, which are administered by our Board of Directors, and awards to our 162(m) executive officers, which are administered by the Performance Subcommittee, the Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under our 2004 Plan, and to adopt, alter and repeal rules, guidelines and practices relating to our 2004 Plan. The Performance Subcommittee of the Compensation Committee is comprised of two or more members of the Board, each of whom is required to be either a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act or, with respect to awards that are intended to be tax deductible under Rule 162(m), an “outside director” within the meaning of Section 162(m). Our Compensation Committee has the full discretion to administer and interpret the 2004 Plan, to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine among other things the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised. Subject to the provisions of the 2004 Plan and applicable law, our Compensation Committee may delegate to our chief executive officer acting together with either our president or our executive vice president, the authority to grant to eligible persons (other than non-employee directors or officers of the company or its subsidiaries who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended) awards that are consistent with guidelines established by our Compensation Committee from time to time.

Eligibility.  Any employee, director, officer or consultant of ours, our subsidiaries or our affiliates is eligible for awards under our 2004 Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award under the plan (except in the case of awards to non-employee directors, which will be made by our Board of Directors, and awards to our 162(m) executive officers, which will be made by the Performance Subcommittee).

Number of Shares Authorized.  The 2004 Plan provides for an aggregate of 26,344,000 shares of our Common Stock to be available for awards. No participant may be granted awards of options and stock appreciation rights with respect to more than 3,000,000 shares of our Common Stock in any one year. No more than 3,000,000 shares of Common Stock may be granted under our 2004 Plan with respect to performance compensation awards in any one year. If any award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of our Common Stock subject to the award will again be available for future grant. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our 2004 Plan, the number of shares covered by awards then outstanding under our 2004 Plan, the limitations on awards under our 2004 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2004 Plan has a term of ten years expiring on December 14, 2014 and no further awards may be granted after the expiration of the term.

Awards Available for Grant.  The Compensation Committee may grant awards of nonqualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards or any combination of the foregoing.

Options.  The Compensation Committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they satisfy the requirements of Section 422 of the Code for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. These options will be subject to the terms and conditions established by the Compensation Committee. Under the terms of our 2004 Plan, unless the Compensation Committee determines otherwise, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2004 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2004 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) which have been held by the participant for at least six months or have been purchased on the open market, or the Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the Compensation Committee may determine to be appropriate.

Stock Appreciation Rights.  The Compensation Committee is authorized to award stock appreciation rights (referred to as SARs) under the 2004 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2004 Plan may include SARs. SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. The terms of the SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement.

Restricted Stock.  The Compensation Committee is authorized to award restricted stock under the 2004 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee.

Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards.  The Compensation Committee is authorized to award restricted stock units. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of common stock equal to the number of units earned or, if specifically permitted in the applicable award agreement, an amount in cash equal to the fair market value of that number of shares, at the expiration of the period over which the units are to be earned, or at a later date selected by the Compensation Committee.

Stock Bonus Awards.  The Compensation Committee is authorized to grant awards of unrestricted shares, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee may determine.

Performance Compensation Awards.  The Compensation Committee may grant any award under the 2004 Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The Compensation Committee may establish these performance goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation, amortization and/or rents;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added; and

•	inventory control.

Non-Employee Director Awards.  Under our 2004 Plan, our non-employee directors receive automatic awards of options and restricted stock. See “Director Compensation” above for additional information.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative, and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

Amendment.  Our Board of Directors may amend, suspend or terminate the 2004 Plan at any time; however, stockholder approval may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control.  In the event of a change in control (as defined in the 2004 Plan), if the Compensation Committee in its discretion so determines, all outstanding options and equity awards (other than performance compensation awards) issued under the 2004 Plan shall fully vest, and performance compensation awards shall vest as determined by the Compensation Committee based on the level of attainment of the performance goals. The Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of the awards to the participants in connection with a change in control.

U.S. Federal Income Tax Consequences.  The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise of awards under the 2004 Plan and the disposition of shares purchased pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options.  The Code requires that, for treatment of an option as an “incentive stock option,” shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an option that would otherwise be an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) he actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, as noted above, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and its three other officers whose compensation is disclosed in its proxy statement (other than its chief financial officer), subject certain exceptions. The 2004 Plan is intended to satisfy an exception with respect to grants of options to the Section 162(m) executive officers. In addition, the 2004 Plan is designed to permit certain awards of restricted stock units and other awards to be awarded as performance compensation awards intended to qualify under either the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Other than with respect to the grants of restricted stock and stock options that may be earned by our Executive Officers pursuant to their employment agreements if certain performance criteria are met, awards of stock options to our non-employee directors upon joining the Board and annual restricted stock awards to our non-employee directors, if the performance-based provisions of the 2004 Plan are approved by stockholders, awards under the 2004 Plan will be determined by the Compensation Committee in its discretion and it is, therefore, not possible to predict the awards that will be made to particular officers in the future under the 2004 Plan. See “Executive Compensation and Other Information — Employment Agreements” for a description of the material terms and conditions of the employment agreements for our Executive Officers. For information regarding grants made to our Executive Officers named in the Summary Compensation Table under the 2004 Plan in respect of 2007 performance, see the table entitled “Grants of Plan-Based Awards” above.

New Plan Benefits Table
Las Vegas Sands Corp. 2004 Equity Award Plan

Name and Position	Dollar Value ($)	Number of Units

Irwin Chafetz, Director	$50,000	See footnote	(1)
Charles D. Forman, Director	$50,000	See footnote	(1)
Andrew R. Heyer, Director	$50,000	See footnote	(1)
George P. Koo, Director(2)	$50,000	See footnote	(1)
Michael A. Leven, Director	$50,000	See footnote	(1)
James L. Purcell, Director	$50,000	See footnote	(1)
Irwin A. Siegel, Director	$50,000	See footnote	(1)
All current executive officers as a group	—	—
Non-executive director group	$350,000	See footnote	(1)
Non-executive officer employee group	—	—

(1)	Under the 2004 Plan, we award each non-employee director an annual grant of restricted stock equal in value to the annual cash retainer on the date of the annual meeting of stockholders. Currently the annual cash retainer is $50,000. The number of shares to be issued to each non-employee director in the table above will be determined by dividing $50,000 by the closing price of a share of our Common Stock on the NYSE on the date of grant (which is the date of the annual meeting).

(2)	Under the 2004 Plan, we award each non-employee director a grant of stock options with a Black-Scholes value of $100,000 on the effective date of the new director’s election to the Board. On April 18, 2008, Dr. Koo received a grant of 3,696 stock options upon his election to the Board.

Required Vote

Under relevant New York Stock Exchange rules relating to approval of equity compensation plans, approval of the performance-based provisions of the 2004 Plan will require the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. The Treasury Regulations require the affirmative vote of a majority of the votes cast on the issue at the meeting to approve the performance-based provisions of the 2004 Plan.

Interests of Certain Persons in the Proposal

As indicated above, our Executive Officers are eligible to receive grants under the 2004 Plan of restricted stock and stock options pursuant to their employment agreements if certain performance criteria are met.

The Board of Directors recommends a vote FOR the approval of the performance-based provisions of the Las Vegas Sands Corp. 2004 Equity Award Plan.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted in accordance with our Board’s recommendation.

PROPOSAL NO. 4

APPROVAL OF THE PERFORMANCE-BASED
PROVISIONS OF THE EXECUTIVE CASH INCENTIVE PLAN

At the meeting, you are also being asked to approve the applicable performance goals and other performance-based provisions of the Las Vegas Sands Corp. Executive Cash Incentive Plan (the “incentive plan”) to ensure that awards made under the incentive plan based on the performance criteria set forth in the incentive plan will be deductible by the Company under Section 162(m). As noted above under Proposal No. 3, Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1.0 million paid in any year to its Section 162(m) executive officers, unless such payments are “performance-based” in accordance with conditions specified under Section 162(m).

As noted above under Proposal No. 3, since the date of our initial public offering in December 2004, we have not been subject to the provisions of Section 162(m) because of a transitional relief exception under Section 162(m) that applies to newly public companies. However, this transitional relief expires on the date of the 2008 annual meeting of stockholders. Thus, the Compensation Committee and the Board of Directors are recommending that the stockholders approve in their entirety the material terms of the performance goals applicable to awards granted under the incentive plan that are intended to satisfy the requirements of Section 162(m) as described below. If this proposal is approved, and if the applicable performance goals are satisfied, this proposal would enable the Company to continue to issue awards under the incentive plan to its Section 162(m) executive officers and to obtain tax deductions with respect to these awards, without regard to the limitations of Section 162(m). If this proposal is not approved by stockholders, compensation attributable to grants of awards under the incentive plan to our Section 162(m) executive officers may not be tax deductible by us. The Compensation Committee, however, reserves the right to issue awards under the incentive plan to our executive officers that are not tax deductible under Section 162(m).

Summary of the Las Vegas Sands Corp. Executive Cash Incentive Plan

The following description of the incentive plan is a summary of certain provisions of the incentive plan and is qualified in its entirety by the text of the incentive plan, a copy of which is attached as Appendix C, and should be read in conjunction with the following summary.

Purpose.  The purpose of our incentive plan is to establish a program of annual incentive compensation awards for designated officers and other key executives of our company and our subsidiaries and divisions that is directly related to our performance results and to ensure that bonus payments made to our Section 162(m) executive officers will be tax deductible to us under the “performance-based compensation” exception to Section 162(m).

Administration.  The incentive plan is administered by the Compensation Committee. The Performance Subcommittee of the Compensation Committee makes all determinations relating to “performance-based” compensation for purposes of Section 162(m). The Performance Subcommittee is comprised of two or more members of the Board, each of whom is required to be an “outside director” within the meaning of Section 162(m). The Compensation Committee and its Performance Subcommittee have all the authority that may be necessary or helpful to enable them to discharge their respective responsibilities with respect to the incentive plan, including authority to determine eligibility for participation, establish the maximum award that may be earned by each participant, which may be expressed in terms of dollar amount, percentage of salary or any other measurement, establish goals for each participant, calculate and determine each participant’s level of attainment of these goals and calculate an award for each participant based upon the level of attainment. Except as otherwise specifically limited in our incentive plan and with respect to determinations relating to awards intended to be deductible under Section 162(m), the Compensation Committee has full power and authority to construe, interpret and administer the incentive plan.

Eligibility.  The incentive plan provides that the Compensation Committee (or the Performance Subcommittee in the case of 162(m) executive officers) will designate the officers and other key executives who will be eligible for awards for the “performance period” during which performance is measured. A performance period is our fiscal year, which currently is the calendar year.

Bonus Awards and Performance Goals.  The Compensation Committee will establish for each performance period a maximum award, and, if the Compensation Committee so determines, a target and/or threshold award, and goals relating to the Company and/or its subsidiaries, divisions, departments, and/or functional performance for each participant, or “performance goals.” The Performance Subcommittee will make these determinations with respect to our 162(m) executive officers. The Compensation Committee, or the Performance Subcommittee, as the case may be, will communicate these performance goals to each participant prior to or during the applicable performance period. Participants will earn awards only upon the attainment of the applicable performance goals during the applicable performance period, as and to the extent established by the Compensation Committee or the Performance Subcommittee, as applicable.

The performance goals for participants will be based on attainment of specific levels of our performance and/or the performance of our subsidiaries, divisions or departments, as applicable, with reference to one or more of the following performance criteria:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation, amortization and/or rents;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added; and

•	inventory control.

As soon as practicable following the end of the applicable performance period, the Compensation Committee or the Performance Subcommittee with respect to determinations relating to our 162(m) executive officers, will certify the attainment of the performance goals and will calculate the award, if any, payable to each participant. Bonus awards will be paid in a lump sum cash payment as soon as practicable following the determination of the applicable amount by the Compensation Committee or the Performance Subcommittee, as applicable. The Compensation Committee and the Performance Subcommittee retain the right to reduce any award, in its sole discretion. The maximum amount payable to a participant in respect of an annual bonus award that is intended to qualify for the “performance-based compensation” exception to Section 162(m) is $10.0 million.

Termination or Amendment of Plan.  The Compensation Committee may amend, suspend or terminate our incentive plan at any time, provided that no amendment may be made without the approval of stockholders if the effect of any amendment would be to cause outstanding or pending awards that are intended to qualify for the “performance-based compensation” exception to Section 162(m) to cease to qualify for this exception.

New Plan Benefits

Other than with respect to the cash bonuses that may be earned by our Executive Officers pursuant to their employment agreements if certain performance criteria are met, if the performance-based provisions of the incentive plan are approved by stockholders, awards under the incentive plan will be determined by the Compensation Committee in its sole discretion and it is, therefore, not possible to predict the awards that will be made in the future under the incentive plan. See “Executive Compensation and Other Information — Employment Agreements” for a description of the material terms and conditions relating to compensation in the employment agreements for our Executive Officers. The performance-based bonuses paid to our named executive officers included in the Summary Compensation Table with respect to 2006 and 2007 performance were made pursuant to the incentive plan. (The supplemental bonuses paid to our Executive Officers included in the Summary Compensation Table with respect to 2007 performance were not made pursuant to the incentive plan.) Each of our Executive Officers named in the Summary Compensation Table has been designated as a participant in the incentive plan and is eligible to receive bonuses under the incentive plan in respect of 2008 performance, although awards to Mr. Rozek are not subject to Section 162(m).

Interests of Certain Persons in the Proposal

As indicated above, our Executive Officers are eligible to receive awards under the incentive plan pursuant to their employment agreements if certain performance criteria are met.

Required Vote

The Treasury Regulations require the affirmative vote of a majority of the votes cast on the issue at the 2008 annual meeting of stockholders to approve the performance-based provisions of the incentive plan.

The Board of Directors recommends a vote FOR the approval of the performance-based provisions of the Las Vegas Sands Corp. Executive Cash Incentive Plan.

If you duly execute the proxy card but do not specify how you want to vote, your shares will be voted in accordance with our Board’s recommendation.

TIMEFRAME FOR STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals by stockholders intended to be presented at the 2009 annual meeting of stockholders, to be considered for inclusion in our proxy statement for that annual meeting, must be personally delivered or mailed to our principal executive offices, as required by our Amended and Restated By-Laws, no earlier than February 6, 2009 and no later than March 8, 2009, to the attention of the Corporate Secretary as follows: Corporate Secretary, Las Vegas Sands Corp., 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

With respect to any proposal by a stockholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at the 2009 annual meeting, if that stockholder fails to notify us of its proposal in the manner set forth above by March 8, 2009, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2009 annual meeting, notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2009 annual meeting. Any stockholder proposals must comply in all respects with Rule 14a-8 of Regulation 14A and other applicable rules and regulations of the SEC.

OTHER INFORMATION

The Company will bear all costs in connection with the solicitation of proxies. The Company intends to reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses and reasonable clerical expenses related thereto. Officers, directors and regular employees of the Company and its subsidiaries may request the return of proxies by telephone, telegraph or in person, for which no additional compensation will be paid to them.

The Company’s Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2008: Our Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2007 are available on our website at http://phx.corporate-ir.net/phoenix.zhtml?c=185629&p=irol-ReportsAnnual.

APPENDIX A

LAS VEGAS SANDS CORP. AUDIT COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Las Vegas Sands Corp. (the “Company”) in fulfilling its oversight responsibilities with respect to (a) the accounting and financial reporting processes of the Company, including the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, any stock exchange and others, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, (d) the audit of the Company’s financial statements, (e) the performance of the Company’s internal audit function and independent registered public accounting firm and (f) such other matters as shall be mandated under applicable laws, rules and regulations as well as listing standards of the New York Stock Exchange (“Applicable Requirements”).

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and Applicable Requirements. These are the responsibilities of management and the independent registered public accounting firm.

Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Nevada General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Nevada General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, Board or the Company by its officers or employees or by outside experts.

II.	Organization

The Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy, experience and expertise requirements of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and the New York Stock Exchange and any other regulatory requirements. If a member of the Audit Committee ceases to be independent in accordance with the above referenced independence requirements, for reasons outside the member’s reasonable control, that person, with notice by the Company to the New York Stock Exchange, may remain an Audit Committee member until the earlier of, the next annual shareholders meeting of the Company or one year from the occurrence of the event that caused the member to be no longer independent. The Company’s board shall appoint at least one member of the Audit Committee who shall have accounting or related financial management expertise, as the Company’s board determines in its business judgment.

The members of the Audit Committee shall be appointed by the Board. Members of the Audit Committee may be removed at any time by action of the Board. The Audit Committee’s chairperson shall be designated by the Board or, if it does not do so, the members of the Audit Committee shall elect a chairperson by a vote of the majority of the full Audit Committee. No Audit Committee member shall serve on the audit committees of more than three public companies without the determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Company’s Audit Committee.

III.	Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management, the chief internal auditor and the independent registered public accounting firm in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. Meetings may be held telephonically to the extent permitted by the Company’s organizational documents and applicable Nevada law.

IV.	Authority and Responsibilities

In recognition of the fact that the independent registered public accounting firm is ultimately accountable to the Board of Directors and the Audit Committee, the Audit Committee shall (a) have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm (or to nominate the independent registered public accounting firm for stockholder approval), (b) approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm and (c) perform such other duties and responsibilities set forth under Applicable Requirements. The Audit Committee may consult with management and the internal audit group but shall not delegate these responsibilities.

In fulfilling its duties and responsibilities hereunder, the Audit Committee will be entitled to reasonably rely on (a) the integrity of those persons within the Company and of the professionals and experts (such as the independent registered public accounting firm) from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts and (c) representations made by the independent registered public accounting firm as to any services provided by such firm to the Company.

To fulfill its responsibilities, the Audit Committee shall:

With respect to the independent registered public accounting firm:

1. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services or other work for the Company and ensure that each such firm shall report directly to it.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent registered public accounting firm and (b) all non-audit services to be provided by such firm as permitted by Section 10A of the Securities Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement. The Audit Committee may delegate the authority to pre-approve audit and permitted non-audit services between meetings of the Audit Committee to a designated member of the Audit Committee, provided that the decisions made by such member are presented to the full Audit Committee at its next scheduled meeting for ratification. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to audit and non-audit services. Evaluate on an annual basis the performance of the independent registered public accounting firm, including the lead audit partner, and present the conclusions of such evaluation to the Board. In making its evaluation, the Audit Committee should take into account the opinions of management and the Company’s internal auditors.

3. Evaluate on an annual basis the performance of the Company’s independent registered public accounting firm, including the lead audit partner, and present the conclusions of such evaluation to the Board. In making its evaluation, the Committee should take into account the opinions of management and the Company’s internal auditors.

4. Ensure that the independent registered public accounting firm submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1 and any similar requirements as to independence under Applicable Requirements. Discuss with the independent registered public accounting firm any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and satisfy itself as to the independent registered public accounting firm’s independence.

5. At least annually, obtain and review an annual report from the independent registered public accounting firm describing (a) such firm’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues and (c) (to assess the independence of the independent registered public accounting firm) all relationships between such firm and the Company.

6. Confirm that the “lead partner,” the “concurring partner” and the other “audit partner” rotation requirements under Applicable Requirements, including Regulation S-X, have been complied with. Consider whether, in order to assure the continuing independence of the registered public accounting firm, it is appropriate to adopt a policy of rotating the independent registered public accounting firm on a regular basis.

7. Review all reports required to be submitted by the independent registered public accounting firm to the Audit Committee under Section 10A of the Securities Exchange Act and other Applicable Requirements.

8. Review, based upon the recommendation of the independent registered public accounting firm and the chief internal auditor, the scope and plan of the work to be done by the independent registered public accounting firm.

With respect to the annual financial statements:

9. Meet to review and discuss the Company’s annual audited financial statements with management, the internal audit group and the independent registered public accounting firm, including reviewing specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

10. Discuss with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards Nos. 61, 89 and 90, as amended, or any other Applicable Requirements.

11. Based on the review and discussions referred to in paragraphs 4, 9 and 10 above, recommend to the Board whether the Company’s annual audited financial statements should be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

12. Prepare the report required by the Securities and Exchange Commission to be included in the Company’s periodic reports, annual proxy statement and any other reports of the Audit Committee required by Applicable Requirements.

With respect to quarterly financial statements:

13. Meet to review and discuss the Company’s quarterly financial statements with management, the internal audit group and the independent registered public accounting firm, including reviewing specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent registered public accounting firm’s review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

Annual reviews:

14. Review and discuss with management and the independent registered public accounting firm major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles and policies and compliance with GAAP. Review and discuss analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under GAAP.

15. Prior to the filing of any audited financial statements with the Securities and Exchange Commission, review with the independent registered public accounting firm (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accounting firm and (iii) other material written communications between the independent registered public accounting firm and management.

Periodic reviews:

16. Periodically meet separately with each of management, the independent registered public accounting firm and the internal audit group. At such meetings review (a) any significant disagreement between management and the independent registered public accounting firm or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each.

17. Periodically review with the independent registered public accounting firm any other audit problems or difficulties (including accounting adjustments that were noted or proposed by such firm but passed by management (due to immateriality or otherwise)), communications between the audit engagement team and the independent registered public accounting firm’s national office regarding auditing or accounting issues and management or internal control letters issued or proposed to be issued, by the independent registered public accounting firm to the Company) and management’s response to such letters. The review shall also include a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

18. Periodically discuss with the independent registered public accounting firm, without management being present, (a) their judgment about the quality, integrity and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements.

19. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent registered public accounting firm, management or the internal audit group. Review with the independent registered public accounting firm, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

20. Review and discuss with management, the internal audit group, the independent registered public accounting firm and the Company’s in-house and independent counsel, as appropriate, the Company’s legal compliance report and any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including applicable changes in regulatory and accounting initiatives, standards or rules.

Discussions with management:

21. Review and discuss with management the Company’s earnings press releases, including the use of non-GAAP financial measures (as defined in Regulation G) and other pro forma presentations, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made).

22. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

23. Review and discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company’s risk assessment and risk management guidelines and policies.

With respect to the internal audit function and internal controls:

24. Review, based upon the recommendation of the independent registered public accounting firm and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

25. Review and approve the appointment and replacement of the Company’s chief internal auditor.

26. Review on an annual basis the performance of the internal audit group.

27. In consultation with the independent registered public accounting firm and the internal audit group, review the adequacy of the Company’s internal controls and its procedures designed to ensure compliance with laws and regulations and any special audit steps adopted in light of material control deficiencies.

28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

29. Understand the scope of the review by the internal audit group and the Company’s independent registered public accounting firm of the Company’s internal control over financial reporting and obtain summaries of significant findings and recommendations, together with management’s responses. Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control over financial reporting and (ii) the independent registered public accounting firm’s attestation report on the assessment made by management, in each case, as and when required by Section 404 of the Sarbanes-Oxley Act of 2002.

30. Review with management and the independent registered public accounting firm any reports or disclosure submitted by management to the Audit Committee as contemplated by the Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

31. Review with management any management letters and the steps management intends to take to address the issues raised by those letters.

Other:

32. Review and approve all related-party transactions required to be disclosed under Item 404 of Regulation S-K under the Securities Exchange Act and all transactions involving executive officers or directors of the Company that are required to be approved by the Audit Committee under the Company’s code of business conduct and ethics.

33. Review and approve (a) any amendment to or waiver from the Company’s code of business conduct and ethics for executive officers and directors and (b) any public disclosure made regarding such change or waiver.

34. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

35. Review its own performance annually.

36. Report regularly to the Board. Review with the full Board any issues that have arisen before the Audit Committee with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm or the performance of the internal audit group.

37. Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.	Former Employees of the Independent Registered Public Accounting Firm

The Audit Committee shall be required to preapprove the hiring of any employee or former employee of the independent registered public accounting firm who was a member of the Company’s audit engagement team within the preceding two fiscal years. The Audit Committee shall not approve the hiring of any individual for a financial reporting oversight role if such person is or was an employee of the independent registered public accounting firm and was a member of the Company’s audit engagement team within the preceding two fiscal years unless (A) (i) such individual is to be employed for a limited period of time due to an emergency or unusual situation and (ii) the Audit Committee determines that the hiring of such individual is in the best interests of the Company’s shareholders or (B) such individual becomes employed by the Company as a result of a business combination and the Audit Committee was made aware of such individual’s prior relationship with the Company as a member of its audit engagement team.

VI.	Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other advisors or consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall determine the extent of funding necessary for payment of (a) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any independent legal, accounting and other advisors or consultants retained to advise the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

LAS VEGAS SANDS CORP.
2004 EQUITY AWARD PLAN
(Amended and Restated)

1.	Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses and Performance Compensation Awards, or any combination of the foregoing.

2.	Definitions

The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus or Performance Compensation Award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (iv) the failure of the Participant to follow the lawful instructions of the Board or his direct superiors or (v) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in clauses (i) through (iv) above.

(e) “Change in Control” shall, unless in the case of a particular Award the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the

Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by Sheldon G. Adelson (“Adelson”) or any Related Party or any group of which Adelson or a Related Party is a member (a “Designated Holder”), (IV) any acquisition which complies with clauses (A) and (B) of subsection (v) of this Section 2(e), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person’s inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the dissolution or liquidation of the Company;

(iv) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company, other than any such sale, transfer or other disposition to one or more Designated Holders; or

(v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, and (B) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(g) “Committee” means (i) a committee of at least two people as the Board may appoint to administer the Plan or (ii) (x) if no such committee has been appointed by the Board or (y) even if such a committee has been appointed, with respect to the grant of an Award to a Non-Employee Director and the administration of such Award, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

(h) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(i) “Company” means Las Vegas Sands Corp., a Nevada corporation, and any successor thereto.

(j) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

(k) “Director Stock Option” means a grant of a Nonqualified Stock Option to a Non-Employee Director under Section 7 of the Plan.

(l) “Director Restricted Stock” means a grant of Restricted Stock to a Non-Employee Director under Section 10 of the Plan.

(m) “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

(n) “Effective Date” means December 15, 2004.

(o) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to grants of Awards with respect to which the Company’s tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(p) “Eligible Person” means any (i) individual regularly employed by the Company or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to a Registration Statement on Form S-8 under the Securities Act or any successor form that may be adopted by the Securities and Exchange Commission.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value”, on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value on such date based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(s) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(t) “Mature Shares” means shares of Stock owned by a Participant which are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation in respect of an Option.

(u) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 11(d)(iv) of the Plan; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(v) “Nevada Gaming Laws” means the statutes of the State of Nevada, the regulations of the Nevada Gaming Commission, the rules, directives and decisions of the Nevada Gaming Commission and State Gaming Control Board, the ordinances of Clark County, Nevada, and the regulations of the Clark County Liquor and Gaming Licensing Board.

(w) “Non-Employee Director” shall mean a director of the Company who is not also an employee of the Company.

(x) “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(y) “Option” means an Award granted under Section 7.

(z) “Option Period” means the period described in Section 7(c).

(aa) “Option Price” means the exercise price for an Option as described in Section 7(a).

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

(cc) “Parent” means any parent of the Company as defined in Section 424(e) of the Code.

(dd) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ee) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company) and shall be limited to the following:

(i) net earnings or net income (before or after taxes);

(ii) basic or diluted earnings per share (before or after taxes);

(iii) net revenue or net revenue growth;

(iv) gross profit or gross profit growth;

(v) net operating profit (before or after taxes);

(vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(viii) earnings before or after taxes, interest, depreciation, amortization and/or rents;

(ix) gross or operating margins;

(x) productivity ratios;

(xi) share price (including, but not limited to, growth measures and total stockholder return);

(xii) expense targets;

(xiii) margins;

(xiv) operating efficiency;

(xv) objective measures of customer satisfaction;

(xvi) working capital targets;

(xvii) measures of economic value added; and

(xviii) inventory control.

Any one or more of the Performance Criterion may be used to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (xi) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

(ff) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(gg) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:

(i) asset write-downs,

(ii) litigation or claim judgments or settlements,

(iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results,

(iv) any reorganization and restructuring programs,

(v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year,

(vi) acquisitions or divestitures,

(vii) any other unusual or nonrecurring events,

(viii) foreign exchange gains and losses, and

(ix) a change in the Company’s fiscal year.

(hh) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

(ii) “Plan” means this Las Vegas Sands Corp. 2004 Equity Award Plan.

(jj) Related Party means (i) any spouse, child, stepchild, sibling or descendant of Adelson, (ii) any estate of Adelson or any person described in clause (i), (iii) any person who receives a beneficial interest in the Company or any Subsidiary from any estate described in clause (ii) to the extent of such interest, (iv) any executor, personal administrator or trustee who hold such beneficial interest in the Company or any Subsidiary for the benefit of, or as fiduciary for, any person under clauses (i), (ii) or (iii) to the extent of such interest, (v) any corporation, trust or similar entity owned or controlled by Adelson or any person referred to in clause (i), (ii), (iii) or (iv) or for the benefit of any person referred to in clause (i), or (vi) the spouse or issue of one or more of the persons described in clause (i).

(kk) “Restricted Period” means, with respect to any Award of Restricted Stock or any Restricted Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ll) “Restricted Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(mm) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo) “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(pp) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(qq) “Stock Bonus” means an Award granted under Section 10 of the Plan.

(rr) “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(ss) “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(tt) “Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

(uu) “Vested Unit” shall have the meaning ascribed thereto in Section 9(d).

3.	Effective Date, Duration and Shareholder Approval

The Plan is effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.	Administration

(a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations; (ix) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

(d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

(e) Subject to the provisions of the Plan and applicable law, the Committee may delegate to the Chief Executive Officer acting together with either the President or the Executive Vice President of the Company the authority to grant Awards under the Plan to any Eligible Person (other than a Non-Employee Director or an officer of the Company or its Subsidiaries who is subject to the provisions of Section 16 of the Exchange Act), provided that such grants are consistent with guidelines established by the Committee from time to time.

5.	Grant of Awards; Shares Subject to the Plan

Subject to Section 4, the Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses and/or Performance Compensation Awards to one or more Eligible Persons; provided, however, that:

(a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan is 26,344,000 shares;

(b) Shares of Stock shall be deemed to have been used in settlement of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that shares of Stock delivered (either directly or by means of attestation) in full or partial payment of the Option Price in accordance with Section 7(b) shall be deducted from the number of shares of Stock delivered to the Participant pursuant to such Option for purposes of determining the number of shares of Stock acquired pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to Section 5(e) by reason of a new Award being granted in substitution therefor.

(c) Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing;

(d) Subject to Section 13, no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 3,000,000 shares of Stock; and

(e) Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements and the requirements of any stock exchange and stock quotation system on or over which the Stock is listed or traded, as applicable, as of the date such new Award is granted.

6.	Eligibility

Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Option shall be granted to any Eligible Person who is not an employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a) Option Price.  The exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock on the Date of Grant, and (ii) in the case of a Nonqualified Stock Option, the par value of a share of Stock; provided, however, that (A) all Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code (other than those intended to be Performance Compensation Awards) and (B) Director Stock Options shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of Exercise and Form of Payment.  No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Stock are Mature Shares, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(c) Vesting, Option Period and Expiration.  Options, other than Director Stock Options, shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d) Stock Option Agreement — Other Terms and Conditions.  Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) No shares of Stock shall be delivered pursuant to any exercise of an Option until the Company has received full payment of the Option Price therefor. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii) Subject to Section 12(k), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv) Each Option (other than Director Stock Options) shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii) An Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the termination of the Participant’s employment with the Company, to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in an Stock Option Agreement.

(e) Incentive Stock Option Grants to 10% Stockholders.  Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options.  To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g) Director Stock Options.

(i) Notwithstanding any of this Section 7 to the contrary:

(A) On the effective date of the initial public offering of the Common Stock, each Non-Employee Director shall be automatically granted without further action by the Committee a Nonqualified Stock Option to purchase such number of shares of Stock as shall be determined by the Board to be necessary for such Nonqualified Stock Option to have an aggregate grant date value (based on the Black-Scholes option valuation model) of $100,000; and

(B) On the date any person first becomes a Non-Employee Director following the effective date of the initial public offering of the Common Stock, such person shall be automatically granted without further action by the Committee a Nonqualified Stock Option to purchase such number of shares of Stock as shall be determined by the Board to be necessary for such Nonqualified Stock Option to have an aggregate grant date value (based on the Black-Scholes option valuation model) of $100,000.

(ii) All Options granted to Non-Employee Directors pursuant to Section 7(h)(i) shall hereinafter be referred to as “Director Stock Options”and shall be subject to the following conditions:

(A) Option Price.  All Directors Stock Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant.

(B) Vesting.  All Director Stock Options shall vest and become exercisable over a period of five years at the rate of 20% on each of the five consecutive anniversaries of the applicable Date of Grant, provided the Non-Employee Director’s services as a director continues through each such anniversary.

(C) Term.  The term of each Director Stock Option (the “Director Option Term”), after which each such Director Stock Option shall expire, shall be ten years from the Date of Grant.

(D) Expiration.  If prior to the expiration of the Director Option Term of a Director Stock Option a Non-Employee Director shall cease to be a member of the Board, the Director Stock Option shall expire on the earlier of the expiration of the Director Option Term or (i) one year after such cessation on account of the death of the Non-Employee Director or (ii) three months after the date of such cessation for any other reason. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Director Stock Option shall thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation, except in the case of a cessation on account of the death of the Non-Employee Director, in which case such Option shall be fully exercisable.

(E) Director Stock Option Agreement.  Each Director Stock Option shall be evidenced by a Director Stock Option Agreement, which shall contain such additional provisions as may be determined by the Board.

8.	Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting, Transferability and Expiration.  A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award agreement.

(b) Automatic exercise.  If on the last day of the Option Period (or in the case of a SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the

SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(c) Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d) Method of Exercise.  A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(e) Expiration.  Except as otherwise provided in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

9.	Restricted Stock and Restricted Stock Units

(a) Award of Restricted Stock and Restricted Stock Units.

(i) The Committee shall have the authority (A) to grant Restricted Stock and Restricted Stock Units to Eligible Persons, (B) to issue or transfer Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, as applicable, which may differ with respect to each grantee, the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee and (B) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

(iii) Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(iv) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”). At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (C) the shares shall be subject to forfeiture to the extent provided in Section 9(d) and the applicable Award agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c) Restricted Period.  The Restricted Period of Restricted Stock and Restricted Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Restricted Stock Units indicated in a schedule established by the Committee in the applicable Award agreement.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 9(b) and the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iv) hereof and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award agreement, the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Stock in lieu of delivering only shares of Stock for Vested Units or (ii) delay the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(e) Stock Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Las Vegas Sands Corp. 2004 Equity Award Plan and a Restricted Stock Purchase and Award Agreement, dated

as of          , between Las Vegas Sands Corp. and          . A copy of such Plan and Agreement is on file at the offices of Las Vegas Sands Corp.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

(f) Director Restricted Stock.  Notwithstanding any of this Section 9 to the contrary, on the date of each of the Company’s annual meetings of stockholders following the initial public offering of the Common Stock, each Non-Employee Director shall be automatically granted, without further action by the Committee, shares of Restricted Stock having an aggregate Fair Market Value on the Date of Grant equal to the annual cash retainer payable to the Non-Employee Director in respect of the year commencing on the date of such annual meeting. All such shares of Restricted Stock granted to Non-Employee Directors shall hereinafter be referred to as “Director Restricted Stock” and shall contain the following provisions:

(i) Restricted Period.  The Restricted Period in respect of Director Restricted Stock shall expire on the one year anniversary of the applicable Date of Grant; provided, that the Non-Employee Director continues to serve as a member of the Board through such anniversary or, if earlier, the date of the Non-Employee Director’s death; provided, further, that Director Restricted Stock as to which the Restricted Period has expired may not be sold or, other than as allowed under Section 12(k), transferred by a Non-Employee Director while a member of the Board ); provided, however, that a Non-Employee Director shall be permitted to sell that number of vested shares of Restricted Stock having an aggregate Fair Market Value equal to the amount of federal, state and local taxes incurred by the Participant as a result of the vesting of such shares of Restricted Stock.

(ii) Forfeiture.  If a Non-Employee Director shall cease to be a member of the Board for any reason prior to the expiration of the Restricted Period as to any Director Restricted Stock, such Director Restricted Stock shall be forfeited in its entirety.

(iii) Director Restricted Stock Agreement.  Each Award of Director Restricted Stock shall be evidenced by a Director Restricted Stock Agreement, which shall contain such additional provisions as may be determined by the Board.

10.	Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Bonus Award under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

11.	Performance Compensation Awards

(a) General.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility.  The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

(d) Payment of Performance Compensation Awards

(i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii) Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 11(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion.  In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan.

(v) Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11.

(vi) Maximum Award Payable.  Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 3,000,000 shares of Stock or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date.

12.	General

(a) Additional Provisions of an Award.  Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

(b) Privileges of Stock Ownership.  Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(c) Government and Other Regulations.  The obligation of the Company to grant or settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award made or granted hereunder unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d) Tax Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any required income tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) the delivery of Mature Shares owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(e) Claim to Awards and Employment Rights.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(f) Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h) No Liability of Committee Members.  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i) Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to contracts made and performed wholly within the State of Nevada and, to the extent applicable, the Nevada Gaming Laws.

(j) Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(k) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, subject to compliance with applicable law, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to:

(A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(l) Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself.

(m) Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(n) Expenses.  The expenses of administering the Plan shall be borne by the Company and Affiliates.

(o) Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

(p) Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(q) Termination of Employment.  Unless an applicable Award agreement provides otherwise, for purposes of the Plan a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(r) Severability.  If any provision of the Plan or any Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

13.	Changes in Capital Structure

With respect to Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 11(d)(vi), the Committee shall make an equitable adjustment or substitution, in order to prevent substantial enlargement or dilution of a Participant’s rights in a manner consistent with the purposes of the Plan, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of

Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan; provided, however, that the manner of any such equitable adjustment shall be determined by the Committee in its sole discretion. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following:

A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B. All or substantially all of the assets of the Company are acquired by another person;

C. The reorganization or liquidation of the Company; or

D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 13 may be varied by the Committee in any particular Award agreement.

14.	Effect of Change in Control

(a) Except to the extent provided in a particular Award agreement:

(i) In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award agreement to the contrary, the Committee may in its discretion provide that all Options and SARs shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units (including a waiver of any applicable Performance Goals). To the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(ii) In the event of a Change in Control, all incomplete Performance Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (C) cause all previously deferred Awards to be settled in full as soon as possible.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.	Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.	Amendments and Termination

(a) Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code); and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. The termination date of the Plan, following which no Awards may be granted hereunder, is December 14, 2014; provided, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

(b) Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided, further, that, without stockholder approval, (i) no amendment or modification may reduce the Option Price of any Option and (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower Option Price) in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes.

(c) Section 162(m) Approval.  If so determined by the Committee, (i) the Plan shall be approved by the stockholders of the Company no later than the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company’s initial public offering occurs, and (ii) the provisions of the Plan regarding Performance Compensation Awards shall be disclosed to and reapproved by stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year that stockholders previously approved such provisions following the Company’s initial public offering, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this Section 16(c), however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

* * *
As adopted by the Board of Directors of
Las Vegas Sands Corp. at a meeting
held on November 8, 2004.

Harry Miltenberger
Vice President, Finance

APPENDIX C

LAS VEGAS SANDS CORP.
EXECUTIVE CASH INCENTIVE PLAN
(Amended and Restated)

I. Purpose

The purpose of the Las Vegas Sands Corp. Executive Cash Incentive Plan (the “Plan”) is to establish a program of incentive compensation for designated officers and/or key executive employees of Las Vegas Sands Corp., a Nevada corporation (the “Company”), and its subsidiaries and divisions that is directly related to the performance results of such individuals. The Plan provides annual incentives, contingent upon continued employment and meeting certain corporate goals, to certain key executives who make substantial contributions to the Company.

II. Definitions

The following definitions shall be applicable throughout the Plan.

“Board” means the Board of Directors of the Company.

“Bonus Award” means the award or awards, as determined by the Committee, to be granted to a Participant based on that Participant’s level of attainment of his or her goals established in accordance with Articles IV and V of the Plan.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means either (i) the Board or (ii) a committee selected by the Board to administer the Plan and composed of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Code). If at any time such a Committee has not been so designated, the Compensation Committee of the Board shall constitute the Committee or if there shall be no Compensation Committee of the Board, the Board shall constitute the Committee. The fact that a Committee member shall fail to qualify as an “outside director” when administering the Plan with respect to 162(m) Bonus Awards shall not invalidate any 162(m) Bonus Award granted by the Committee if such 162(m) Bonus Award is otherwise validly granted under the Plan.

“Company” means Las Vegas Sands, Inc., a Nevada corporation, and any successor thereto.

“Designated Beneficiary” means the beneficiary or beneficiaries designated by a Participant in accordance with Article XIV hereof to receive the amount, if any, payable under the Plan upon such Participant’s death.

“162(m) Bonus Award” means a Bonus Award which is intended to qualify for the performance-based compensation exception to Section 162(m) of the Code, as further described in Article VIII.

“Participant” means any officer or key executive of the Company and its subsidiaries designated by the Committee to participate in the Plan.

“Performance Criteria” means objective performance criteria established by the Committee with respect to 162(m) Bonus Awards. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to Company-wide objectives or of the subsidiary, division, department or function with the Company or subsidiary in which the Participant is employed:

(i) net earnings or net income (before or after taxes);

(ii) basic or diluted earnings per share (before or after taxes);

(iii) net revenue or net revenue growth;

(iv) gross profit or gross profit growth;

(v) net operating profit (before or after taxes);

(vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(viii) earnings before or after taxes, interest, depreciation, amortization and/or rents;

(ix) gross or operating margins;

(x) productivity ratios;

(xi) share price (including, but not limited to, growth measures and total stockholder return);

(xii) expense targets;

(xiii) margins;

(xiv) operating efficiency;

(xv) objective measures of customer satisfaction;

(xvi) working capital targets;

(xvii) measures of economic value added; and

(xviii) inventory control.

Each grant of a 162(m) Bonus Award shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Criteria.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a 162(m) Bonus Award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time performance goals are established as to a 162(m) Bonus Award, the Committee is authorized to determine the manner in which the Performance Criteria related thereto will be calculated or measured to take into account certain factors over which the Participant has no control or limited control including changes in industry margins, general economic conditions, interest rate movements and changes in accounting principles.

“Performance Period” means the period during which performance is measured to determine the level of attainment of a Bonus Award, which shall be the fiscal year of the Company.

“Plan” means the Las Vegas Sands Corp. Executive Cash Incentive Plan.

III. Eligibility

Participants in the Plan shall be selected by the Committee for each Performance Period from those officers and key executives of the Company and its subsidiaries whose efforts contribute materially to the success of the Company. No employee shall be a Participant unless he or she is selected by the Committee, in its sole discretion. No employee shall at any time have the right to be selected as a Participant nor, having been selected as a Participant for one Performance Period, to be selected as a Participant in any other Performance Period.

IV. Administration

The Committee, in its sole discretion, will determine eligibility for participation, establish the maximum aggregate award which may be earned by each Participant (which may be expressed in terms of a dollar amount, percentage of salary or any other measurement), establish goals for each Participant (which may be objective or subjective, and based on individual, Company, subsidiary and/or division performance), calculate and determine each Participant’s level of attainment of such goals, and calculate the Bonus Award for each Participant based upon such level of attainment.

Except as otherwise herein expressly provided, full power and authority to construe, interpret, and administer the Plan shall be vested in the Committee, including the power to amend or terminate the Plan as further described in Article XVII. The Committee may at any time adopt such rules, regulations, policies, or practices as, in its sole discretion, it shall determine to be necessary or appropriate for the administration of, or the performance of its respective responsibilities under, the Plan. The Committee may at any time amend, modify, suspend, or terminate such rules, regulations, policies, or practices.

V. Bonus Awards

The Committee, based upon information to be supplied by management of the Company and, where determined as necessary by the Board, the ratification of the Board, will establish for each Performance Period a maximum aggregate award (and, if the Committee deems appropriate, threshold and target awards) and goals relating to Company, subsidiary, divisional, departmental and/or functional performance for each Participant and communicate such award levels and goals to each Participant prior to or during the Performance Period for which such award may be made. Bonus Awards will be earned by each Participant based upon the level of attainment of his or her goals during the applicable Performance Period; provided that the Committee may reduce the amount of any Bonus Award in its sole and absolute discretion. As soon as practicable after the end of the applicable Performance Period, the Committee shall determine the level of attainment of the goals for each Participant and the Bonus Award to be made to each Participant.

VI. Payment of Bonus Awards

Except as provided in Articles VII and IX below, Bonus Awards earned during any Performance Period shall be paid as soon as practicable following the end of such Performance Period and the determination of the amount thereof shall be made by the Committee. Payment of Bonus Awards shall be made in the form of cash. Bonus Award amounts earned but not yet paid will not accrue interest.

VII. Deferral of Bonus Awards

If so permitted by the Committee, a Participant may elect to defer receipt of all or a portion of a Bonus Award pursuant to the terms of the Company’s Deferred Compensation Plan.

VIII. 162(m) Bonus Awards

Unless determined otherwise by the Committee, each Bonus Award awarded under the Plan shall be a 162(m) Bonus Award and will be subject to the following requirements, notwithstanding any other provision of the Plan to the contrary:

1. No 162(m) Award may be paid on or after the first regularly scheduled meeting of the Company’s shareholders that occurs following the close of the third calendar year following the calendar year in which the Company became a “publicly held corporation” within the meaning of Section 162(m)(2) of the Code, unless and until the shareholders of the Company have approved the Plan in a manner which complies with the shareholder approval requirements of Section 162(m) of the Code.

2. A 162(m) Bonus Award may be made only by a Committee which is comprised solely of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Code).

3. The performance goals to which a 162(m) Bonus Award is subject must be based solely on Performance Criteria. Such performance goals, and the maximum, target and/or threshold (as applicable) Bonus Amount payable upon attainment thereof, must be established by the Committee within the time limits required in order for the 162(m) Bonus Award to qualify for the performance-based compensation exception to Section 162(m) of the Code.

4. No 162(m) Bonus Award may be paid until the Committee has certified the level of attainment of the applicable Performance Criteria; provided, however, that the Committee, in its sole discretion, may permit the payment of a 162(m) Bonus Award to a Participant (or such Participant’s Designated Beneficiary or estate, as applicable) without first certifying the level of attainment of the applicable Performance Criteria following (i) a termination of employment due to the Participant’s death or disability or (ii) a “Change in Control” (as that term is defined in the Las Vegas Sands Corp. 2004 Equity Award Plan.

5. With respect to any single Participant, the maximum amount of any 162(m) Bonus Award for any fiscal year of the Company shall be $10,000,000.

IX. Termination of Employment

A Participant shall be eligible to receive payment of his or her Bonus Award earned during a Performance Period, so long as the Participant is employed on the last day of such Performance Period, notwithstanding any subsequent termination of employment prior to the actual payment of the Bonus Award. In the event of a Participant’s death prior to the payment of a Bonus Award which has been earned, such payment shall be made to the Participant’s Designated Beneficiary or, if there is none living, to the estate of the Participant. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to receive payment of all or a pro rata portion of his or her Bonus Award following a termination of such Participant’s employment prior to the last day of a Performance Period; provided, however, that, in the event the Bonus Award is a 162(m) Bonus Award the Committee shall only be permitted to exercise such discretion upon a termination of employment described in Section 4 of Article VIII.

X. Reorganization or Discontinuance

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from a merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

If the business conducted by the Company shall be discontinued, any previously earned and unpaid Bonus Awards under the Plan shall become immediately payable to the Participants then entitled thereto.

XI. Non-Alienation of Benefits

A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

XII. No Claim or Right to Plan Participation

No employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries.

XIII. Taxes

The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes that the Committee, in its sole discretion, determines are required to be withheld with respect to such payments.

XIV. Designation and Change of Beneficiary

Each Participant may indicate upon notice to him or her by the Committee of his or her right to receive a Bonus Award a designation of one or more persons as the Designated Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Committee. A Participant may, from time to time, revoke or change his or her Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. In the event that a Participant fails to designate a Designated Beneficiary as provided in this Article XIV, or if the Designated Beneficiary predeceases the Participant, then any Bonus Award payable following the Participant’s death shall be payable to such Participant’s estate.

XV. No Liability of Committee Members

No member of the Committee shall be personally liable by reason of any contract or other instrument related to the Plan executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.

XVI. Termination or Amendment of the Bonus Plan

The Committee may amend, suspend or terminate the Plan at any time; provided that no amendment may be made without the approval of the Company’s shareholders if the effect of such amendment would be to cause outstanding or pending 162(m) Bonus Awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code.

XVII. Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, Designated Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

XVIII. Governing Law

The terms of the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (and, to the extent applicable, the regulations of the Nevada Gaming Commission, the rules, directives and decisions of the Nevada Gaming Commission and State Gaming Control Board, the ordinances of Clark County, Nevada, and the regulations of the Clark County Liquor and Gaming Licensing Board) without reference to principles of conflict of laws.

XIX. Effective Date

The effective date of the Plan is January 1, 2005.

XX. Shareholder Reapproval.

The Plan shall be subject to reapproval by the Company’s shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders first approved the Plan following the date on which the Company became a “publicly held corporation” within the meaning of Section 162(m)(2) of the Code.

ANNUAL MEETING OF STOCKHOLDERS OF
LAS VEGAS SANDS CORP.
June 5, 2008
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2008: Our Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2007 are available on our website at http://phx.corporate-ir.net/phoenix.zhtml?c=185629&p=irol-ReportsAnnual.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

20330330000000001000 9	060508
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “ FOR ” THE ELECTION OF DIRECTORS AND “FOR” ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Charles D. Forman George P. Koo
		¡	Irwin A. Siegel
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To consider and act upon the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐

3.	To approve the performance-based provisions of the Las Vegas Sands Corp. 2004 Equity Award Plan.	☐	☐	☐

4.	To approve the performance-based provisions of the Las Vegas Sands Corp. Executive Cash Incentive Plan.	☐	☐	☐

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

This Proxy will be voted as specified herein; if no specification is made, this Proxy will be voted FOR Items 1, 2, 3 and 4 and otherwise in the discretion of the Proxies at the annual meeting or any adjournments or postponement thereof.

Consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at www.amstock.com for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

		I plan to attend meeting.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note :
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Admission Ticket
Annual Meeting
of
LAS VEGAS SANDS CORP.
June 5, 2008
11:00 a.m. (Las Vegas Time)
The Venetian Resort Hotel Casino
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
This ticket must be presented at the door for entrance to the meeting.
Stockholders may bring one guest to the meeting.

Stockholder Name:

[ ] WITH SPOUSE/SIGNIFICANT OTHER	[ ] WITHOUT SPOUSE/SIGNIFICANT OTHER

(Please Print)
Agenda
1.	To elect three directors to the Board of Directors, each for a three-year term;
2.	To consider and act upon the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm;
3.	To approve the performance-based provisions of the Las Vegas Sands Corp. 2004 Equity Award Plan;
4.	To approve the performance-based provisions of the Las Vegas Sands Corp. Executive Cash Incentive Plan; and
5.	To transact such other business as may properly come before the meeting or any adjournments thereof.
1
FORM OF PROXY
LAS VEGAS SANDS CORP.
Proxy for Annual Meeting of Stockholders
June 5, 2008
Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints William P. Weidner, Bradley H. Stone and Robert G. Goldstein, and each of them, Proxies, with full power of substitution, to represent and vote all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Las Vegas Sands Corp. to be held at The Venetian Resort Hotel Casino, 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on June 5, 2008, at 11:00 a.m., and at any adjournments thereof, upon any and all matters which may properly be brought before said meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
(Continued and to be SIGNED on the other side)

COMMENTS:

14475